UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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MARINUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April [●], 2020

To our Stockholders:

You are cordially invited to attend our 2020 Annual Meeting of Stockholders on Wednesday, May 27, 2020 at 10:30 a.m. (Eastern Daylight Time) (the “Annual Meeting”), which will be held as a virtual meeting at www.virtualshareholdermeeting.com/MRNS2020.

If you attend the Annual Meeting you will be able to vote and submit questions during the meeting by using the control number included in the enclosed proxy materials, which include the Notice of Annual Meeting of Stockholders, a Proxy Statement and accompanying proxy card, and our 2019 Annual Report on Form 10-K.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For many items, including the election of directors, your shares will not be voted unless you provide voting instructions via the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Best regards,

/s/ Scott Braunstein
Scott Braunstein
President and Chief Executive Officer and Director

Marinus Pharmaceuticals, Inc.

5 Radnor Corporate Center, Suite 500

100 Matsonford  Road

Radnor, PA 19087

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 27, 2020

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Marinus Pharmaceuticals, Inc. (the “Company”) will be held virtually at www.virtualshareholdermeeting.com/MRNS2020 on Wednesday, May 27, 2020, at 10:30 a.m. (Eastern Daylight Time), to consider and vote on the following matters described in the accompanying proxy statement:

1.

To elect two Class III directors to the Company’s Board of Directors (the “Board”), each to serve until the Company’s 2023 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”).

2.

To approve an amendment to the Company’s 2014 Equity Incentive Plan, as amended (the “2014 Plan”), to (a) increase, on an annual basis on January 1 of each year, the maximum number of shares of the Company’s common stock available for issuance under the 2014 Plan and the number of shares of the Company’s common stock that may be issued under the 2014 Plan as incentive stock options by a number equal to the least of (i) 10,000,000 shares (previously 5,000,000) of the Company’s common stock, (ii) an amount equal to 4% (unchanged) of the total number of shares of the Company’s capital stock outstanding on such date, calculated on a common-equivalent basis, and (iii) an amount determined by the Board, and (b) eliminate the provision setting a maximum aggregate number of shares of the Company’s common stock that may be subject to grants made under the 2014 Plan to any individual during a calendar year (“Proposal 2”).

3.

To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares, with such authorized share increase to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”).

4.

To approve an amendment to the Certificate of Incorporation to decrease the number of authorized shares of the Company’s common stock from 300,000,000 shares to 150,000,000 shares, with such authorized share decrease to be effected if (a) the Company’s stockholders approve the authorized share increase set forth in Proposal 3 and such authorized share increase has previously been effected and (b) the previously approved reverse stock split of the Company’s common stock at a ratio of 1-for-4 has previously been effected (“Proposal 4”).

5.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 5”).

6.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement (“Proposal 6”).

7.	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal 7”).

8.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed March 31, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

The Board unanimously recommends that you vote “FOR ALL” for Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 6, and “1 YEAR” for Proposal 7. You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, you are respectfully requested by the Board to promptly either sign, date and return the enclosed proxy card or vote via the Internet by following the instructions provided on the proxy card. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors,

/s/ Edward F. Smith
Edward F. Smith
Vice President, Chief Financial Officer, Treasurer and Secretary
Radnor, Pennsylvania

April [●], 2020

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on May 27, 2020:

Copies of our Proxy Materials, consisting of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Accompanying Form of Proxy Card, and our 2019 Annual Report on Form 10-K are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for several of the proposals, your shares will not be voted on such proposals due to rules applicable to broker voting, and we may incur additional costs to solicit votes.

FREQUENTLY ASKED QUESTIONS	1
BOARD OF DIRECTORS	7
AUDIT COMMITTEE REPORT	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
EXECUTIVE OFFICERS	20
EXECUTIVE AND DIRECTOR COMPENSATION	21
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	28
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AT DECEMBER 31, 2019	29
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS	30
PROPOSAL 2։ AMENDMENT TO 2014 EQUITY INCENTIVE PLAN TO INCREASE NUMBER OF SHARES AVAILABLE UNDER THE PLAN AND INCREASE MAXIMUM SHARES AVAILABLE TO AN INDIVIDUAL IN A CALENDAR YEAR	30
PROPOSAL 3։ AUTHORIZED SHARES INCREASE PROPOSAL	37
PROPOSAL 4։ AUTHORIZED SHARES DECREASE PROPOSAL	38
PROPOSAL 5։ RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
PROPOSAL 6։ ADVISORY VOTE ON EXECUTIVE COMPENSATION	41
PROPOSAL 7։ ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION	42
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2021 ANNUAL MEETING OF STOCKHOLDERS	43
ANNUAL REPORT	44
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	44
ANNEX A – 2014 PLAN AMENDMENT AND 2014 PLAN	A-1
ANNEX B – CERTIFICATE OF AMENDMENT TO INCREASE AUTHORIZED SHARES	B-1
ANNEX C – CERTIFICATE OF AMENDMENT TO DECREASE AUTHORIZED SHARES	C-1

Marinus Pharmaceuticals, Inc.

5 Radnor Corporate Center, Suite 500

100 Matsonford  Road

Radnor, PA 19087

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 27, 2020

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Marinus Pharmaceuticals, Inc. (“we,” “us,” or the “Company”) for the 2020 Annual Meeting of Stockholders to be held on Wednesday, May 27, 2020, at 10:30 a.m. (Eastern Daylight Time), virtually at www.virtualshareholdermeeting.com/MRNS2020, and for any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement.

We are providing our proxy materials to stockholders of record by sending a printed copy of the full set of our proxy materials (the “Proxy Materials”), consisting of the Notice of Annual Meeting of Stockholders, this Proxy Statement and an accompanying proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”), by mail. As permitted by Securities and Exchange Commission (“SEC”) rules, we are also providing access to the Proxy Materials on the Internet.

The Proxy Materials are first being mailed or given to stockholders on or about April [●], 2020.

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the Annual Meeting:

Q:  What is in this Proxy Statement?

A:This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision on whether or how to vote your stock.

Q:  What is the purpose of the Annual Meeting?

A:  We are holding the Annual Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

1.	to elect two Class III directors to the Board, each to serve until our 2023 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified (“Proposal 1”);

2.

to approve an amendment to our 2014 Equity Incentive Plan, as amended (the “2014 Plan”), to (a) increase, on an annual basis on January 1 of each year, the maximum number of shares of our common stock available for issuance under the 2014 Plan and the number of shares of our common stock that may be issued under the 2014 Plan as incentive stock options by a number equal to the least of (i) 10,000,000 shares (previously 5,000,000) of our common stock, (ii) an amount equal to 4% (unchanged) of the total number of shares of our capital stock outstanding on such date, calculated on a common-equivalent basis, and (iii) an amount determined by the Board, and (b) eliminate the provision setting a maximum aggregate number of shares of our common stock that may be subject to grants made under the 2014 Plan to any individual during a calendar year (“Proposal 2”);

3.

to approve an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of our common stock from 150,000,000 shares to 300,000,000 shares, with such authorized share increase to be effected at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 3”);

4.

to approve an amendment to the Certificate of Incorporation to decrease the number of authorized shares of our common stock from 300,000,000 shares to 150,000,000 shares, with such authorized share decrease to be effected if (a) our stockholders approve the authorized share increase set forth in Proposal 3 and such authorized share increase has previously been effected and (b) the previously approved reverse stock split of our common stock at a ratio of 1-for-4 has previously been effected (“Proposal 4”);

5.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020 (“Proposal 5”);

6.	to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (“Proposal 6”);

7.	to recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (“Proposal 7”); and

8.	to transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q:  Will any other business be presented for action by stockholders at the Annual Meeting?

A:  Management knows of no business that will be presented at the Annual Meeting other than Proposals 1 through 7 above. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:  Who is entitled to vote at the Annual Meeting?

A:  Only stockholders of record as of the close of business on March 31, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Edward F. Smith, our Vice President, Chief Financial Officer, Treasurer and Secretary, at (484) 801-4670 to make arrangements to inspect the list. We will also make the list of stockholders eligible to vote at the Annual Meeting available during the Annual Meeting electronically on the virtual meeting website.

Q:  How many shares of common stock can vote?

A:  There were 86,732,035 shares of our common stock outstanding as of the close of business on the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:  How do I vote my shares?

A:  The answer depends on whether you own your shares of our common stock directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of our common stock directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by mail or you can vote live if you attend the Annual Meeting.

1.	If you wish to vote by Internet, go to www.proxyvote.com and log in using your unique control number that was included in the Proxy Materials you received in the mail.

2.

If you wish to vote by mail, return the proxy card included in the Proxy Materials. If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR ALL” for Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 6, and “1 YEAR” for Proposal 7, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

3.	If you wish to vote at the meeting, go to www.virtualshareholdermeeting.com/MRNS2020 using your unique control number that was included in the Proxy Materials that you received in the mail.

If you hold your shares of our common stock through a broker, bank or other nominee: a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone or via the Internet depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker, bank or other nominee?” below.

If you wish to vote at the meeting, ballot buttons will be available at the virtual stockholder meeting website. However, if you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:  Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:  Yes. On the day of the Annual Meeting, please go to www.virtualshareholdermeeting.com/MRNS2020 and log in using the control number that was included in the Proxy Materials you received in the mail. You will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your control number.

Q:  What is a proxy?

A:  A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies, Scott Braunstein, M.D., our President and Chief Executive Officer, and Edward F. Smith, our Vice President, Chief Financial Officer, Treasurer and Secretary. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:  What is the effect if I fail to give voting instructions to my broker, bank or other nominee?

A:  If your shares of our common stock are held by a broker, bank or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposals 1, 2, 6 and 7 in order for your shares to be counted. If you hold your shares of our common stock in one of these ways, you are considered the beneficial owner of shares held in street name, and these Proxy Materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use to direct your broker, bank or other nominee on how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to “routine” matters, such as the authorized share proposals and the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to “non-routine” matters, including the election of directors, the amendment to our 2014 Plan, the advisory vote on executive compensation and the advisory vote on the frequency of future advisory votes on executive compensation. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares of common stock will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the shares present in person or by proxy and entitled to vote. An abstention with respect to a proposal that requires the affirmative vote of a majority of outstanding shares or a majority of the shares present in person or by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:  What if I want to change my vote or revoke my proxy?

A:  A registered stockholder may change his, her or its vote or revoke his, her or its proxy at any time before the Annual Meeting by (i) going to www.proxyvote.com and logging in using your unique control number that was included in the Proxy Materials you received in the mail, (ii) attending and voting at the Annual Meeting or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your broker, bank or other nominee.

Q:  What is a quorum?

A:  The holders of one-third of the 86,732,035 shares of common stock outstanding as of the Record Date, either present by remote communication or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:  What vote is required to approve each proposal?

A:

1.

Proposal 1 - Election of Class III directors: Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instruction card. A plurality of the votes of the holders of the shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote generally on the election of directors is required for the election of the director nominees to the Board as Class III directors. This means that the two director nominees with the most votes for a particular director seat are elected to that seat. You may choose to vote or withhold your vote for such nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

2.

Proposal 2 - Amendment to our 2014 Plan: Votes may be cast: FOR,  AGAINST or ABSTAIN. The affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

3.

Proposal 3 – Amendment to the Certificate of Incorporation to Increase Authorized Shares: Votes may be cast: FOR,  AGAINST or ABSTAIN. The affirmative vote of a majority of our issued and outstanding shares of common stock entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.

4.

Proposal 4 – Amendment to the Certificate of Incorporation to Decrease Authorized Shares: Votes may be cast: FOR,  AGAINST or ABSTAIN. The affirmative vote of a majority of our issued and outstanding shares of common stock entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.

5.

Proposal 5 - Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2020: Votes may be cast: FOR,  AGAINST or ABSTAIN. The affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.

6.

Proposal 6 - Advisory vote on executive compensation:  Votes may be cast: FOR,  AGAINST or ABSTAIN. The affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

7.

Proposal 7 - Advisory vote on the frequency of future advisory votes on executive compensation:  Votes may be cast: 1 YEAR,  2 YEARS,  3 YEARS or ABSTAIN. The affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve this proposal. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, the Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Abstentions will have the effect of votes “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Q:  How does the Board recommend that I vote on each of the proposals?

A:  The Board unanimously recommends that stockholders vote “FOR ALL” for Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 6, and “1 YEAR” for Proposal 7.

Q:  What if additional proposals are presented at the Annual Meeting?

A:  We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:  Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:  Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q:  How many shares of our common stock do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:  Directors and executive officers, who, as of the Record Date, had beneficial ownership of approximately 2.8% of our outstanding shares of common stock, are expected to vote, or direct the voting of their shares, “FOR ALL” for Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 6, and “1 YEAR” for Proposal 7.

Q:  Who will count the votes?

A:  Our agent will count the votes cast by proxy. The Vice President, Chief Financial Officer, Treasurer and Secretary of the Company will count the votes cast at the Annual Meeting and will serve as the inspector of election.

Q:  Who can attend the Annual Meeting?

A:  All stockholders are invited to attend the Annual Meeting. However, if you are the beneficial owner of shares of our common stock held in street name through a bank, broker or other nominee, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:    Are there any expenses associated with collecting the stockholder votes?

A:  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding Proxy Materials to our stockholders. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q:  Where can I find the voting results?

A:  Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q:  Who is the independent registered public accounting firm, and will it be represented at the Annual Meeting?

A:  KPMG LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2019 and audited our consolidated financial statements for such fiscal year. KPMG LLP has been appointed by the audit committee of our Board (the “Audit Committee”) to serve in the same role and to provide the same services for the fiscal year ending December 31, 2020. We expect that one or more representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:  Why are we being asked to ratify the appointment of KPMG LLP?

A:  Although stockholder approval of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of KPMG LLP, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of seven members. Upon election of the two nominees for Class III director below at the Annual Meeting, our Board will continue to consist of seven members. Our Certificate of Incorporation and our Amended and Restated Bylaws (“Bylaws”) divide our Board into three classes with staggered three-year terms. In addition, the Bylaws provide that a director may be removed only for cause and only by the affirmative vote of the holders of at least a majority of the votes that all our stockholders would be entitled to cast in an annual election of directors. Under the Certificate of Incorporation and Bylaws, any vacancy on our Board, including a vacancy resulting from an increase in the size of our Board, may be filled only by vote of a majority of our directors then in office unless the Board determines by resolution that any such vacancies shall be filled by stockholders. Furthermore, the Bylaws provide that the authorized number of directors may be changed only by a resolution of our Board.

Biographical information regarding the business experience of each of our directors, including the two nominees for Class III director, and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

Nominees	Age	Position
Class III Directors:
Enrique J. Carrazana	58	Director
Tim M. Mayleben	59	Director

Other Directors	Age	Position
Class I Directors:
Michael R. Dougherty	62	Director
Elan Ezickson	56	Director

Class II Directors:
Scott Braunstein	56	Director
Seth H.Z. Fischer	63	Director
Nicole Vitullo	62	Chairman

Class III Director Nominees for Election to the Board for a Term Expiring at the 2023 Annual Meeting

Enrique J. Carrazana, M.D. has served on our Board since November 2013. Dr. Carrazana has served as Chief Medical Officer of Neurelis, Inc. since April 2020. Before that, he served as a consultant to a number of life science companies starting in January 2016, including to Neurelis, Inc. from December 2016 to April 2020, and served as a consultant for a number of other life science companies from January 2016 to December 2016. Dr. Carrazana is the former Chief Medical Officer of Acorda Therapeutics, Inc. (Nasdaq: ACOR), where he served from October 2011 to January 2016, and was responsible for the management of drug development programs and regulatory filings, as well as the company’s medical affairs and drug  safety departments. Previously, Dr. Carrazana held various medical leadership roles at Novartis International AG (NYSE: NVS), where his last role was Vice President, Global Head Development Established Medicines Franchise based in Basel, Switzerland. He was also Director of the Epilepsy Center of Excellence at the Miami Veterans’ Administration (VA) Hospital and Associate Professor of Neurology at the University of Miami Miller School of Medicine. Dr. Carrazana currently serves on the board of directors of Hawaii Biotech, Inc.  Dr. Carrazana is a board-certified neurologist with more than 20 years of experience in the pharmaceutical industry and clinical practice. He has presented and published a wide range of research on various neurology topics, with an emphasis on epilepsy. Dr. Carrazana received an M.D. from the Harvard Medical School and completed his residency in neurology and fellowship in neurophysiology at the Harvard Longwood Neurology Program. We believe Dr. Carrazana's medical background and experience in pharmaceutical development qualify him to serve on our Board.

Tim M. Mayleben has served on our Board since December 2008 and served as Lead Independent Director from 2017 to February 2019.  Since December 2012, Mr. Mayleben has served as President, CEO and a director of Esperion Therapeutics, Inc. (Nasdaq: ESPR), a pharmaceutical company focused on the development and commercialization of therapies for the treatment of elevated levels of LDL-cholesterol. Mr. Mayleben has more than a decade of executive leadership experience in the life sciences industry, including, former President, CEO and a director of Vericel Corporation (formerly Aastrom Biosciences, Inc.), former President, COO and a director of Virtual Radiologics, Inc. (formerly NightHawk Radiology Holdings, Inc.) (Nasdaq: VCEL) and former COO and CFO of the original Esperion Therapeutics, Inc. until its acquisition by Pfizer, Inc. (NYSE: PFE) in 2004. He is also chairman of the board of directors of Kaleo, Inc. Mr. Mayleben earned an M.B.A., with distinction, from the J.L. Kellogg Graduate School of Management at Northwestern University, and a B.B.A. from the University of Michigan, Ross School of Business. We believe Mr. Mayleben's experience in the life sciences industry, including his prior experience serving as an executive and director of public companies in the pharmaceutical and biotechnology industries, qualifies him to serve on our Board.

Class I Directors Continuing in Office for a Term Expiring at the 2021 Annual Meeting

Michael R. Dougherty has served on our Board since February 2017. Mr. Dougherty has over 35 years of experience in the biopharmaceutical industry, most recently serving as executive chairman of Celator Pharmaceuticals, Inc. (Celator) (sold to Jazz Pharmaceuticals plc) from August 2015 to July 2016, where he also served as a director from July 2013 to July 2016.  Mr. Dougherty has continued to serve on the boards of directors of life science companies since leaving Celator in July 2016. Mr. Dougherty previously served in a variety of senior positions in the industry, including as chief executive officer at Kalidex Pharmaceuticals, Inc., president and chief executive officer at Adolor Corporation; president and chief operating officer at Genomics Collaborative, Inc.; president and chief executive officer at Genaera Corporation, and chief financial officer at Centocor, Inc. Mr. Dougherty is currently on the board of directors at Trevena, Inc. (Nasdaq: TRVN) and Idera Pharmaceuticals, Inc. (Nasdaq: IDRA), and previously served on the boards of directors of Foundation Medicine, Inc., Aviragen Therapeutics, Inc. (now known as Vaxart, Inc.) (Nasdaq: VXRT), Cempra, Inc. (now known as Melinta Therapeutics, Inc.) (Nasdaq: MLNT), and Viropharma Incorporated. Mr. Dougherty received a bachelor’s degree in Accounting from Villanova University. We believe Mr. Dougherty’s extensive experience in executive leadership, finance and operations within the life sciences industry qualifies him to serve on our Board.

Elan Ezickson has served on our Board since December 2019. Mr. Ezickson brings extensive biopharmaceutical operational, strategic and capital formation expertise to our Board, most recently having served as the Chief Operating Officer and head of corporate development at Scholar Rock Holding Corporation, a clinical stage biotechnology company focused on novel oncology and rare disease treatments, from August 2014 until his retirement in December 2018.  Since his retirement in December 2018, Mr. Ezickson has continued to serve on the boards of directors of life sciences companies. At Scholar Rock, Mr. Ezickson directed corporate development, operations and strategy, and played a significant role in corporate finance, leading the company’s initial public offering. Prior to joining Scholar Rock, Mr. Ezickson served as Executive Vice President and Chief Operating Officer of AVEO Pharmaceuticals, Inc. where he built and oversaw corporate development, commercial operations, technical operations, medical affairs, program management and legal functions and led capital raising and licensing efforts with multinational pharmaceutical companies. Prior to AVEO, he was at Biogen Inc. in roles that included President of Biogen Canada, Program Executive and Associate General Counsel. Mr. Ezickson currently serves on the boards of directors of four clinical stage biotechnology firms including Asylia Therapeutics Inc., Carmine Therapeutics, Tvardi Therapeutics Inc. and Ziopharm Oncology Inc. (Nasdaq: ZIOP). He holds a Bachelor of Arts degree in political science from Yale University and a Juris Doctorate from the Columbia University School of Law. We believe Mr. Ezickson’s extensive biopharmaceutical experience in operations, strategy and capital formation qualifies him to serve on our Board.

Members of the Board Continuing in Office for a Term Expiring at the 2022 Annual Meeting

Scott Braunstein, M.D. has served on our Board since September 2018, was appointed Executive Chairman in February 2019 and was appointed President and Chief Executive Officer in August 2019, at which time he remained on the Board but no longer as Executive Chairman. Dr. Braunstein brings over 20 years of knowledge and experience from diverse biotechnology and pharmaceutical industry vantage points. Dr. Braunstein has served as an operating partner at Aisling Capital since 2015.  From 2015 to 2018, he served as Chief Operating Officer at Pacira Pharmaceuticals, Inc. (Nasdaq: PCRX), a specialty pharmaceutical company focused on the clinical and commercial development of new products that meet the needs of acute care practitioners and their patients. Prior to Pacira,  he served as a healthcare portfolio manager at Everpoint Asset Management from 2014 to 2015 and spent 12 years with J.P. Morgan Asset Management as a healthcare analyst and managing director in the U.S. Equity team, and as portfolio manager of the JP Morgan Global Healthcare Fund responsible for managing investments in pharmaceuticals, biotechnology, and medical devices. Dr. Braunstein is currently on the board of directors of Esperion Therapeutics, Inc. (Nasdaq: ESPR), Trevena Inc. (Nasdaq: TRVN),  Ziopharm Oncology Inc. (Nasdaq: ZIOP),  SiteOne Therapeutics, Inc., ArTara Therapeutics, Inc. (Nasdaq: TARA) and Bent Water Brewing Corp.  Dr. Braunstein began his career as a practicing physician at the Summit Medical Group and as assistant clinical professor at Albert Einstein College of Medicine and Columbia University Medical Center. He earned his medical degree from the Albert Einstein College of Medicine. We believe Dr. Braunstein’s extensive experience in the pharmaceutical industry and healthcare portfolio management, as well as his role as our President and Chief Executive Officer, qualifies him to serve on our Board.

Seth H.Z. Fischer has served on our Board since September 2016. Since his retirement in 2017, Mr. Fischer has served as an advisor to life sciences companies, including MedHab, LLC, a device company specializing in the development and delivery of wearable devices employing remote technology. From 2013 until his retirement in 2017, he served as Chief Executive Officer and a Director of Vivus, Inc. (Nasdaq: VVUS), a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in obesity, diabetes, sleep apnea, and sexual health. Mr. Fischer also serves as a member of the board of directors of Agile Therapeutics, Inc. (Nasdaq: AGRX). He has also previously served in positions of increasing responsibility with Johnson & Johnson from 1983 until he left the organization in 2012. Most recently, Mr. Fischer served as Company Group Chairman Johnson & Johnson and Worldwide Franchise Chairman, Cordis Corporation from 2008 to 2012, and as Company Group Chairman, North America Pharmaceuticals from 2004 to 2007, which included responsibilities for Ortho-McNeil Pharmaceuticals LLC, Janssen Pharmaceuticals Inc. and Scios, Inc. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals LLC from 2000 to 2004. His operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including Topamax® for epilepsy and migraines and products in the neurologic, analgesic, anti-infective, cardiovascular, psychiatric and women’s health areas, including ORTHO EVRA®, one of the most successful contraceptive launches in the U.S and the first ever contraceptive patch. He earned a bachelor’s degree in general studies from Ohio University and served as a captain in the U.S. Air Force. We believe Mr. Fischer’s experience in pharmaceutical operations and commercialization in a wide range of therapeutics including in epilepsy and migraines qualifies him to serve on our Board.

Nicole Vitullo was appointed Chairman of our Board in August 2019 and has served as a Director on our Board since September 2005. Ms. Vitullo has been a Partner at Domain Associates since 2004 and has extensive experience in both public and private investing in biotech companies and liquidation/distribution strategies for public companies. For more than a decade, Ms. Vitullo was responsible for Domain Public Equity Partners L.P. (Domain), a fund focused on private investments in public companies. Previous to Domain, Ms. Vitullo was Senior Vice President at Rothschild Asset Management, Inc., where she had responsibility for the U.S. public market investments of International Biotechnology Trust plc and Biotechnology Investments Limited. Prior to that, Ms. Vitullo served as the director of corporate communications and investor relations at Cephalon, Inc., a publicly traded biotechnology company, and held a number of positions at Eastman Kodak (NYSE: KODK), including corporate development. Ms. Vitullo’s current board memberships include Antios Therapeutics, Inc., BioScience Managers Pty. Ltd., and Esperion Therapeutics, Inc. (Nasdaq: ESPR). Previously, Ms. Vitullo served on the boards of directors of Achillion Pharmaceuticals, Inc. (Nasdaq: ACHN) (sold to Alexion Pharmaceuticals), Celtaxsys, Inc., Cotera, Inc., VentiRx Pharmaceuticals, Inc. and Celator Pharmaceuticals (sold to Jazz Pharmaceuticals plc). Ms. Vitullo received her B.A. in mathematics and her M.B.A. in finance from University of Rochester. We believe Ms. Vitullo's experience working with and serving on boards of directors of life sciences companies and working in the venture capital industry qualifies her to serve on our Board.

Director Independence

Our Board has determined that all of our directors, except Scott Braunstein, are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market LLC (“Nasdaq”) listing rules (the “Nasdaq Stock Market Rules”); that Tim M. Mayleben, Michael R. Dougherty and Elan Ezickson meet the additional test for independence for audit committee members imposed by Rule 10A-3 under the Securities Act of 1933, as amended (the “Securities Act”) and Section 5605(c)(2)(A) of the Nasdaq Stock Market Rules; and that Enrique J. Carrazana, Michael R. Dougherty and Seth H.Z. Fischer meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2) of the Nasdaq Stock Market Rules. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and any previous consulting arrangements we had with any of our directors.

Board Meetings; Annual Meeting Attendance

During the year ended December 31, 2019, the Board held a total of 14 meetings. Each of our directors attended at least 75% of the aggregate number of meetings of the Board and meetings of any committee of which he or she was a member, which were held during the time in which he or she was a director or a committee member, as applicable.

Directors are strongly encouraged, but not required, to attend the Annual Meeting, and three of our then current directors attended our 2019 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

We seek to maintain an appropriate balance between management and the Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company. Currently, our leadership structure separates the offices of Chief Executive Officer and Chairman of the Board with Dr. Braunstein serving as our Chief Executive Officer and Ms. Vitullo serving as Chairman of the Board. Our Board believes that the separation of the positions of Chief Executive Officer and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.

Our Board is obligated to conduct periodic executive sessions of the directors without those directors who are also executive officers of the Company. These directors shall designate one director to preside at each session, although it need not be the same director at each session.

Management regularly reports on any potential material risks to us at each Board meeting. Our Chief Executive Officer and Chief Financial Officer provide these routine reports. Management reports regularly to the full Board, which also considers our material risks, with input from our various Board committees. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

Corporate Governance—Board and Committees

Our Board has a standing Audit Committee, compensation committee  (the “Compensation Committee”), and nominating and governance committee (the “Nominating Committee”). The current members of our Audit Committee are Elan Ezickson, Michael R. Dougherty, and Tim M. Mayleben, with Tim M. Mayleben serving as Chair. The current members of our Compensation Committee are Enrique J. Carrazana, Michael R. Dougherty and Seth H.Z. Fischer, with Seth H.Z. Fischer serving as Chair. The current members of our Nominating Committee are Elan Ezickson, Tim M. Mayleben and Nicole Vitullo, with Nicole Vitullo serving as Chair.

In compliance with the Nasdaq Stock Market Rules, all of the members of our Audit Committee, Compensation Committee and Nominating Committee are independent under the applicable independence standards for such committee.

Audit Committee

Our Audit Committee operates under a charter adopted by our Board that governs its responsibilities. A current copy of our Audit Committee's charter can be obtained free of charge from our website, www.marinuspharma.com.

The primary purpose of our Audit Committee is to assist our Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements and internal control over financial reporting, as applicable, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

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selecting and hiring the independent registered public accounting firm to conduct the annual audit of our financial statements and internal control over financial reporting, as applicable, and monitoring its independence and performance;

•	reviewing and approving the planned scope of the annual audit and the results of the annual audit;

•	pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

•	reviewing the significant accounting and reporting principles to understand their impact on our financial statements;

•	reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

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reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

•	reviewing potential conflicts of interest under and violations of our Code of Business Conduct and Ethics;

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establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving related-party transactions; and

•	reviewing and evaluating, at least annually, our Audit Committee’s charter.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and has financial sophistication in accordance with the Nasdaq Stock Market Rules. Our Board has determined that Tim M. Mayleben qualifies as an audit committee financial expert. For the relevant experience of Mr. Mayleben that qualifies him as an audit committee financial expert, please see his biographical information under “Board of Directors.”

Our Audit Committee met four times in 2019.

Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. For information on audit fees, see “Proposal 5: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2020.”

Compensation Committee

Our Compensation Committee operates under a formal charter adopted by our Board that governs its responsibilities. A current copy of our Compensation Committee's charter can be obtained free of charge from our website, www.marinuspharma.com.

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, our Compensation Committee reviews all components of executive officer compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•	reviewing, approving and implementing competitive compensation policies to attract and retain key personnel;

•	reviewing and formulating policy and determining the compensation of our executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	administering our equity incentive plans and granting equity awards to our employees and directors under these plans;

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if required from time to time, reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” and recommending to the full Board its inclusion in our periodic reports to be filed with the SEC;

•	if required from time to time, preparing the report of the Compensation Committee to be included in our annual proxy statement;

•	engaging independent compensation consultants or other advisors it deems appropriate to assist with its duties; and

•	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The agenda for each meeting of our Compensation Committee is usually developed by the Chair of our Compensation Committee in consultation with our Chief Executive Officer. Our Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in our Compensation Committee meetings. No executive officer may participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding the compensation for such executive officer. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive officer compensation, other than his own compensation. Our Compensation Committee takes into consideration our Chief Executive Officer's input in granting annual bonuses or equity awards and setting compensation levels with respect to executive officers other than himself. With respect to our Chief Executive Officer’s compensation, our Compensation Committee evaluates our Chief Executive Officer’s performance in light of pre-established goals and objectives and recommends to our Board the compensation level of our Chief Executive Officer based on this evaluation. The Chief Executive Officer may not be present during voting or deliberations on his compensation.

The charter of our Compensation Committee grants our Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, our Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Our Compensation Committee engaged Compensia, Inc. (Compensia), an independent compensation consultant, during the fiscal year ended December 31, 2019 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise our Compensation Committee on our executive officer and non-employee director compensation and equity plan programs generally. Our Compensation Committee retains the sole authority to direct, terminate or engage Compensia’s services. Other than the services for which Compensia was engaged by our Compensation Committee, Compensia did not provide any other services to us.

Our Compensation Committee is responsible for making determinations, or making recommendations to our Board, regarding compensation of executive officers, making changes to pre-approved salary ranges, salary increases, equity awards, incentive payments and pre-approved equity ranges for new hires, and making material changes to benefits offered to our employees. In addition, our Compensation Committee is responsible for making recommendations to our Board regarding the compensation of directors. Our Compensation Committee also administers our equity-based plans and determines whether to approve smaller increases in the number of shares reserved under the 2014 Plan than those that automatically occur each year pursuant to the “evergreen” provisions of such plan.

Our Compensation Committee may delegate to one or more of our executive officers the power to grant stock options or other stock awards pursuant to such equity-based plan to employees who are not our directors or executive officers. Our Compensation Committee may also form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.

Our Compensation Committee met three times in 2019.

Nominating Committee

Our Nominating Committee operates under a formal charter adopted by our Board that governs its responsibilities. A current copy of our Nominating Committee's charter can be obtained free of charge from our website, www.marinuspharma.com.

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•	assisting our Board in identifying, reviewing and evaluating candidates to serve on our Board;

•	determining the minimum qualifications for service on our Board;

•	developing and recommending to our Board an annual self-evaluation process for our Board and overseeing the annual self-evaluation process;

•	developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our board any changes to such principles; and

•	reviewing and evaluating, at least annually, our Nominating Committee’s charter.

Our Nominating Committee met two times in 2019.

While our Nominating Committee does not have a formal diversity “policy,” our Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. Our Nominating Committee is also responsible for assessing our Board’s composition on an annual basis, including the size of our Board, diversity, age, skills and experience in the context of the needs of our Board.

Our Nominating Committee identifies candidates through a variety of means, including recommendations from members of our Board and suggestions from our management, including our Chief Executive Officer. In addition, our Nominating Committee considers candidates recommended by third parties, including stockholders. Our Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board and management.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board. However, at a minimum, nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives, should be willing and able to contribute positively to our decision-making process, should have a commitment to understand our Company and its industry and to regularly attend and participate in meetings of our Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, governmental units and the general public, and to act in the best interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

A stockholder wishing to nominate a person for election to our Board at any annual meeting at which our Board has determined that one or more directors will be elected must submit a written notice of his, her or its nomination of a candidate to the attention of our Secretary at our offices at Marinus Pharmaceuticals, Inc., 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087, providing:

•	the name, age, business address and residence address of such nominee;
•	the principal occupation or employment of such nominee;
•	the class and number of shares of each class of our capital stock that are owned of record and beneficially by such nominee;
•	the date or dates on which such shares were acquired and the investment intent of such acquisition;
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a statement whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by our Board;

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such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected);

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all information with respect to the stockholder that would be required to be set forth in a stockholder’s notice pursuant to our Bylaws if such person were a stockholder or beneficial owner, on whose behalf the nomination was made, submitting a notice providing for the nomination of a person or persons for election as a director or directors in accordance with our Bylaws; and

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such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Pursuant to our Bylaws, the submission must be received by our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date definitive proxy materials were first sent or given to stockholders with respect to the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this paragraph, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with our Board, or with a particular director, may send a letter addressed to our Secretary at Marinus Pharmaceuticals, Inc., 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our Board or just certain specified individual directors. Our Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” Our Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to our Chairman of the Board.

Code of Business Conduct and Ethics for Employees, Executive Officers and Directors; Hedging

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our employees, executive officers and directors. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every employee, executive officer and director is expected to be familiar with the Code of Business Conduct and Ethics and adhere to the principles and procedures set forth in the Code of Business Conduct and Ethics that apply to them. Our Audit Committee is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for employees, executive officers or directors. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website. Copies of the Code of Business Conduct and Ethics can be obtained free of charge from our website, www.marinuspharma.com, or by contacting our Secretary at our offices at Marinus Pharmaceuticals, Inc., 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087.

While our Insider Trading Policy covers trading of our common stock or other derivative securities where our common stock is the underlying security, we have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock (i) granted to the employee or director by us as part of the compensation of the employee or director or (ii) held, directly or indirectly, by the employee or director.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2019 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301,  Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with KPMG LLP, our independent registered public accounting firm for the year ended December 31, 2019. The Audit Committee has also received and reviewed the written disclosures and the letter from KPMG LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with KPMG LLP their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Audit Committee:
Tim M. Mayleben, Chair
Michael R. Dougherty
Nicole Vitullo (resigned from the Audit Committee on March 16, 2020)

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act of 1934, as amended, or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 31, 2020 (except where otherwise noted) by:

•	each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);

•	each of our directors and director nominees;

•	all current directors and executive officers as a group; and

•	each stockholder known by us to own beneficially more than 5% of our common stock.

Percentage ownership in the following table is based on 86,732,035 shares of our common stock outstanding as of March 31, 2020. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of our common stock underlying options and convertible preferred stock held by such person or group of persons that are currently exercisable or convertible, or will become exercisable or convertible by May 30, 2020, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. However, we have not deemed these shares to be outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes following the table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such stockholder.

	Number of Shares	Percentage of Shares
Name and Address of Beneficial Owner	Beneficially Owned	Beneficially Owned
5% or greater stockholders:
Boxer Capital, LLC (1)	9,093,445	9.99%
11682 El Camino Real, Suite 320
San Diego, CA 92130
Avoro Capital Advisors LLC (2)	8,938,062	9.99%
110 Green St., Suite 800
New York, NY 10012
Lion Point Master, LP (3)	8,918,668	9.99%
250 W 55th St, 33rd Floor
New York, NY 10019
Venture Holding S.a.r.l. SPF (4)	6,790,750	7.50%
33A, Av. J.F. Kennecy, P.O. Box 2
L-2010 Luxembourg
Venrock Healthcare Capital Partners II, L.P. (5)	6,502,840	7.50%
7 Bryant Park, 23rd Floor
New York, NY 10018
Bain Capital Life Sciences Fund, L.P. and BCIP Life Sciences Associates, L.P. (6)	5,942,735	6.90%
200 Clarendon Street
Boston, MA 02116
Adage Capital Partners, L.P. (7)	4,800,000	5.53%
200 Clarendon St, 52nd Floor
Boston, MA 02116

Directors, Director Nominees and Named Executive Officers:

Christopher M. Cashman (8)	1,481,095	1.7%
Edward F. Smith (9)	794,597	*

Scott Braunstein, M.D. (10)	618,667	*
Enrique J. Carrazana, M.D. (11)	331,919	*
Nicole Vitullo (12)	213,350	*
Timothy M. Mayleben (13)	192,517	*
Seth H.Z. Fischer (14)	148,667	*
Michael R. Dougherty (15)	139,917	*
Joseph Hulihan, M.D. (16)	56,250	*
Elan Ezickson (17)	13,889	*
All directors and current officers as a group (9 persons) (18)	2,509,772	2.8%

*Denotes less than one percent of class.

(1)

Reference is made to Schedule 13G filed with the SEC by Boxer Capital, LLC on December 13, 2019, which excludes 6,000 shares of Series A Participating Convertible Preferred Stock initially convertible into 4,800,000 shares of common stock. However, the Series A Participating Convertible Preferred Stock became convertible on March 31, 2020, which came after the filing of the referenced Schedule 13G. The number of shares beneficially owned by Boxer Capital, LLC, in the aggregate, is limited by a beneficial ownership limitation applicable to the conversion of Series A Participating Convertible Preferred Stock, which limits the number of shares Boxer Capital, LLC can beneficially own after the conversion of Series A Participating Convertible Preferred Stock to a maximum of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of Series A Participating Convertible Preferred Stock held by Boxer Capital, LLC; provided that, subject to certain limitations, by written notice to us, Boxer Capital, LLC may from time to time increase (but not decrease) the beneficial ownership limitation to any other percentage not in excess of 19.99% specified in such notice. As a result of such limitation, the number of shares beneficially owned does not include up to an aggregate of 506,555 shares of our common stock issuable upon the conversion of Series A Participating Convertible Preferred Stock held by Boxer Capital, LLC.  Boxer Asset Management Inc. (“Boxer Management”) is the managing member and majority owner of Boxer Capital, LLC. Joe Lewis is the sole indirect beneficial owner of and controls Boxer Management.

(2)

Reference is made to Schedule 13G filed with the SEC by Avoro Capital Advisors LLC (“Avoro Capital”) on February 14, 2020, which excludes 5,250 shares of Series A Participating Convertible Preferred Stock held by Avoro Life Sciences Fund LLC (“Avoro Life Sciences”) that are initially convertible into 4,200,000 shares of common stock. However, the Series A Participating Convertible Preferred Stock became convertible on March 31, 2020, which came after the filing of the referenced Schedule 13G. The number of shares beneficially owned by Avoro Life Sciences, in the aggregate, is limited by a beneficial ownership limitation applicable to the conversion of Series A Participating Convertible Preferred Stock, which limits the number of shares Avoro Life Sciences can beneficially own after the conversion of Series A Participating Convertible Preferred Stock to a maximum of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of Series A Participating Convertible Preferred Stock held by Avoro Life Sciences; provided that, subject to certain limitations, by written notice to us, Avoro Life Sciences may from time to time increase (but not decrease) the beneficial ownership limitation to any other percentage not in excess of 19.99% specified in such notice. As a result of such limitation, the number of shares beneficially owned does not include up to an aggregate of 1,461,938 shares of our common stock issuable upon the conversion of Series A Participating Convertible Preferred Stock held by Avoro Life Sciences. Avoro Capital is the investment advisor for Avoro Life Sciences. Behzad Aghazadeh serves as the portfolio manager and controlling person of Avoro

(3)

Reference is made to Schedule 13G filed with the SEC by Lion Point Capital, LP on February 14, 2020, which excludes 14,125 shares of Series A Participating Convertible Preferred Stock initially convertible into 11,300,000 shares of common stock. However, the Series A Participating Convertible Preferred Stock became convertible on March 31, 2020, which came after the filing of the referenced Schedule 13G. The number of shares beneficially owned by Lion Point Master, LP, in the aggregate, is limited by a beneficial ownership limitation applicable to the conversion of Series A Participating Convertible Preferred Stock, which limits the number of shares Lion Point Master, LP can beneficially own after the conversion of Series A Participating Convertible Preferred Stock to a maximum of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of Series A Participating Convertible Preferred Stock held by Lion Point Master, LP; provided that, subject to certain limitations, by written notice to us, Lion Point Master, LP may from time to time increase (but not decrease) the beneficial ownership limitation to any other percentage not in excess of 19.99% specified in such notice. As a result of such limitation, the number of shares beneficially owned does not include up to an aggregate of 8,756,072 shares of our common stock issuable upon the conversion of Series A Participating Convertible Preferred Stock held by Lion Point Master, LP. Lion Point Capital GP, LLC (“Lion Point GP”) is the general partner of Lion Point Master, LP. Lion Point Capital, LP is the investment manager to Lion Point Master, LP. Lion Point Holdings GP, LLC is the general partner of Lion Point Capital, LP. Didric Cederholm is a Founding Partner and Chief Investment Officer of each of Lion Point GP and Lion Point Capital, LP. Mr. Cederholm is also a Member and a Manager of each of Lion Point GP and Lion Point Holdings GP, LLC. James Freeman is a Founding Partner and Head of Research of each of Lion Point GP and Lion Point Capital, LP. Mr. Freeman is also a Member and a Manager of each of Lion Point GP and Lion Point Holdings GP, LLC. By virtue of these relationships, each of Lion Point GP, Lion Point Capital, LP, Lion Point Holdings GP, LLC, Mr. Cederholm and Mr. Freeman may be deemed to beneficially own the securities beneficially owned by Lion Point Master, LP.

(4)

Consists of (a) 3,090,750 shares of our common stock held by Venture Holding S.a.r.l. SPF (“Venture Holding”) based on information supply to us by the holder and (b) 3,700,000 shares of our common stock issuable upon the conversion of 4,625 shares of Series A Preferred Stock held by Venture Holding. Based on the information supplied to us by the holder, Leif Edlund has voting or investment power over the securities held by Venture Holding.

(5)

Reference is made to Amendment No. 1 to Schedule 13G filed with the SEC by Venrock Healthcare Capital Partners II, L.P. (“VHCP II LP”) on February 14, 2020. These shares are owned directly as follows: 1,057,940 shares are owned by VHCP II LP, 428,736 shares are owned by VHCP Co-Investment Holdings II, LLC, 4,560,321 shares are owned by Venrock Healthcare Capital Partners III, L.P. and 455,843 shares are owned by VHCP Co-Investment Holdings III, LLC. VHCP Management II, LLC is the general partner of VHCP II LP and the manager of VHCP Co-Investment Holdings II, LLC. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. Nimish Shah and Bong Koh are the voting members of VHCP Management II, LLC and VHCP Management III, LLC.

(6)

Reference is made to Amendment No. 3 to Schedule 13G filed with the SEC by Bain Capital Life Sciences Fund, L.P. (“BCLS”) on February 14, 2020. 5,390,922 shares are held by BCLS and 551,813 shares are held by BCIP Life Sciences Associates, LP (“BCIP LS”). Bain Capital Life Sciences Investors, LLC is the general partner of BCLS and Boylston Coinvestors, LLC is the general partner of BCIP LS. Voting and dispositive power of both BCLS and BCIP LS is shared by Bain Capital Life Sciences Investors, LLC and fund managers Jeffrey Schwartz and Adam Koppel.

(7)

 Reference is made to Schedule 13G filed with the SEC on December 20, 2019 by Adage Capital Partners GP, L.L.C. (“ACPGP”). ACPGP is a general partner of Adage Capital Partners, L.P. (“ACP”) with respect to the shares of common stock directly owned by ACP. Adage Capital Advisors, L.L.C. (“ACA”) is a managing member of ACPGP and general partner of ACP with respect to the shares of common stock directly owned by ACP. Robert Atchinson and Phillip Gross are each managing members of ACA and ACPGP, and general partners of ACP with respect to the shares of common stock directly owned by ACP.

(8)

Mr. Cashman was our Chairman, President and Chief Executive Officer until March 18, 2019. The share amounts set forth in the table consist of (i) 271,426 shares of common stock as reported on a Form 4 filed March 20, 2019, and (ii) options to purchase 1,209,669 shares of common stock held by Mr. Cashman as of March 18, 2019.

(9)	Includes options to purchase 776,880 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(10)	Includes options to purchase 518,667 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(11)	Includes options to purchase 300,119 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(12)

Includes options to purchase 163,000 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020. Ms. Vitullo is a managing member of One Palmer Square Associates VI, L.L.C., the general partner of Domain Partners VI, L.P. and DP VI Associates, L.P. and a managing member of Domain Associates,

LLC. The managing members of One Palmer Square Associates VI, L.L.C. share voting and investment power with respect to shares beneficially owned by Domain Partners VI, L.P. and DP VI Associates, L.P. and the managing members of Domain Associates, LLC share voting and investment power with respect to the shares beneficially owned by Domain Associates, LLC.

As of March 31, 2020, 2,476,886 shares of common stock were beneficially owned by Domain Partners VI, L.P., 17,000 shares of common stock were beneficially owned by DP VI Associates, L.P., and 42,550 shares of common stock beneficially owned by Domain Associates, LLC. Ms. Vitullo disclaims beneficial ownership of these shares except to the extent of her pecuniary interest therein.

(13)	Includes options to purchase 142,167 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(14)	Includes options to purchase 137,567 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(15)	Includes options to purchase 130,917 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(16)	Includes options to purchase 56,250 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(17)	Includes options to purchase 13,889 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

(18)	Includes options to purchase 2,239,456 shares of common stock currently exercisable or exercisable within 60 days of March 31, 2020.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages:

Name	Age	Position(s)
Scott Braunstein, M.D.	56	President, Chief Executive Officer and Director
Edward F. Smith	48	Vice President, Chief Financial Officer, Treasurer and Secretary
Joseph Hulihan, M.D.	64	Chief Medical Officer

Scott Braunstein, M.D. has served as our President and Chief Executive Officer since August 2019. Please refer to the section entitled “Board of Directors” above for Dr. Braunstein’s biographical information.

Edward F. Smith has served as our Vice President, Chief Financial Officer, Treasurer and Secretary since November 2013. From July 2013 to November 2013, Mr. Smith served as a financial advisor in a consulting capacity for TetraLogic Pharmaceuticals Corporation (OTCMKTS: TLOG), which voluntary filed for Chapter 7 bankruptcy on April 1, 2013 . From January 2006 to April 2013, Mr. Smith served as Chief Financial Officer of PolyMedix, Inc., a company engaged in the development of small-molecule drugs for the treatment of serious acute care conditions,  which voluntarily filed for chapter 7 bankruptcy on April 1, 2013. From September 2000 to December 2005, Mr. Smith was Executive Director of Finance at InKine Pharmaceutical Company, Inc., a biopharmaceutical company focused on the diagnosis and treatment of gastrointestinal disorders. Earlier in his career, Mr. Smith held various positions of increasing responsibility in public accounting, most recently as a manager in the audit practice at Deloitte & Touche, LLP. Mr. Smith is currently on the board of directors at Benitec Biopharama, Inc. (Nasdaq: BNTC). Mr. Smith was licensed as a Certified Public Accountant in Pennsylvania and holds a BS in Business Administration from the University of Hartford.

Joseph Hulihan, MD has served as our Chief Medical Officer since October 2019.  Dr. Hulihan brings close to 30 years of experience in clinical drug development, medical affairs and research in numerous conditions in neurology and psychiatry including epilepsy, ADHD, schizophrenia and mood disorders. He is a board-certified neurologist and clinical neurophysiologist. He was principal at Paradigm Neuroscience from 2015 until September 2019, where he provided consulting services including clinical and strategic support for neurotherapeutics in all phases of development. Prior to that, Dr. Hulihan spent 15 years at Johnson & Johnson in roles of increasing responsibility with a primary focus on neurology and psychiatry. Most recently he served as Global Medical Affairs Leader, Neuroscience (mood disorders) at Janssen Global Services, LLC. Other roles included Vice President, CNS Medical Affairs at Janssen and Director, CNS Research, Clinical Affairs at Ortho-McNeil Pharmaceutical. Dr. Hulihan has served as a principal investigator, member of the clinical development team, group supervisor, and study physician on more than 25 late-stage CNS focused clinical trials and authored more than 70 published papers. He received his medical degree from Drexel University School of Medicine, with Honors in Neurology.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2019 and 2018.

				Nonequity	All Other
			Option	incentive plan	Compensation
Name and Principal Position	Year	Salary ($) (4)	Awards ($) (5)	compensation ($) (6)	($)		Total ($)
Scott Braunstein, M.D., President, Chief Executive Officer and Director (1)	2019	313,334	1,683,200	228,300	20,850	(7)	2,245,684
Edward F. Smith	2019	390,000	697,000	156,000	4,750	(8)	1,247,750
Vice President, Chief Financial Officer, Treasurer and Secretary	2018	385,000	—	116,000	4,625	(8)	505,625
Joseph Hulihan, M.D., Chief Medical Officer (2)	2019	58,861	392,000	19,800	—		470,661
Christopher M. Cashman	2019	108,274	—	—	1,001,226	(9)	1,109,500
Former Chairman, President and Chief Executive Officer (3)	2018	520,000	—	205,000	5,500	(8)	730,500

(1)	Dr. Braunstein was appointed Executive Chairman on February 26, 2019, and appointed President, Chief Executive Officer and Director on August 12, 2019.

(2)	Dr. Hulihan was appointed Chief Medical Officer on October 26, 2019.

(3)	Mr. Cashman was the Chairman, President and Chief Executive Officer of Marinus Pharmaceuticals, Inc. until March 18, 2019.

(4)

Represents the base salary earned by the named executive officer during 2019 and 2018, as applicable. For Dr. Braunstein, this amount includes the fees earned by him for his service as a director during 2019 prior to his appointment as Executive Chairman ($7,917).

(5)

This amount represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. For Dr. Braunstein, this amount includes the grant date fair value of the option award that was granted to him upon his appointment as Executive Chairman on February 26, 2019. Upon his appointment as President, Chief Executive Officer and Director on August 12, 2019, the unvested portion of such option award was forfeited by Dr. Braunstein.

(6)	Represents performance bonus awards. The 2018 bonus award was paid in 2019. The 2019 bonus award was paid in 2020.

(7)

This amount represents payment of $18,342 in housing costs for Dr. Braunstein, pursuant to his employment agreement, and $2,508 in matching contributions pursuant to Dr. Braunstein’s participation in our 401(k) retirement plan.

(8)	Represents matching contributions pursuant to the officer’s participation in our 401(k) retirement plan.

(9)

This amount includes $999,226 in cash and benefits paid or accrued to Mr. Cashman in 2019 pursuant to the severance agreement and general release that he entered into with us in connection with his termination of employment, which is described below in the section entitled “Employment Agreements.” This amount also includes $1,300 in matching contributions pursuant to Mr. Cashman’s participation in our 401(k) retirement plan.

Elements of Compensation

2019 Base Salaries

The 2019 salaries for Dr. Braunstein and Dr. Hulihan are described below under “Employment Agreements.” Effective as of January 1, 2019, the annual base salary for Mr. Smith was increased to $390,000.

Non-Equity Incentive Plan Compensation

Each of our executive officers is eligible to receive an annual performance bonus based on the achievement of corporate objectives as determined by our Board of Directors. Each executive officer is assigned a target bonus expressed as a percentage of his base salary. Actual bonus payments may be higher or lower than the target bonus amount, as determined by our Board of Directors, or a committee thereof. The target bonus amounts for 2019 for Dr. Braunstein, Mr. Smith and Dr. Hulihan were 50%, 40% and 35%, respectively. Dr. Braunstein’s and Dr. Hulihan’s target bonus amounts were prorated according to their respective dates of appointment. For 2019, each of the executive officers was eligible for annual performance bonuses based on the achievement of corporate objectives, consisting primarily of: (i)  completion of our clinical trials in status epilepticus and postpartum depression, including reporting of resuts; (ii) continued development of and achievement of milestones in our ongoing clinical trials in CDKL5 disorder and PCDH-19 pediatric epilepsy; (iii) milestone achievements in drug formulation; and (iv) the successful raise of additional capital. Based on the achievement of the foregoing objectives each executive received at least 95% of his target bonus for 2019. Actual bonus amounts paid with respect to 2019 are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above.

Option Awards Granted During 2019

Upon his appointment as Executive Chairman, Dr. Braunstein received an option award for 240,000 stock options with an exercise price of $3.96, of which 63,667 vested until his appointment as President, Chief Executive Officer and Director in August 2019, and the remainder were forfeited. Upon his appointment as President, Chief Executive Officer and Director in August 2019, Dr. Braunstein received an option award for 1,000,000 stock options with an exercise price of $1.07 which vest monthly over 48 months commencing September 6, 2019.

Mr. Smith received an option award of 200,000 stock options in February 2019, of which 11,111 options vested immediately on February 26, 2019. The remainder vest in 34 equal monthly installments commencing March 1, 2019. In August 2019, Mr. Smith received an option award of 60,000 stock options with an exercise price of $1.12 which vest monthly over 36 months commencing August 31, 2019.

Upon his appointment as Chief Medical Officer, Dr. Hulihan received an option award for 400,000 stock options with an exercise price of $1.14 which vest 25% on November 6, 2020, and the remaining in equal monthly installments over 36 months beginning on December 1, 2020.

401(k) Plan

We currently maintain a defined contribution 401(k) retirement plan for all of our employees in the United States, including our named executive officers. Employees are eligible to participate in the 401(k) Plan on the first month following 90 days of their date of hire. Under the terms of the 401(k) Plan, participating employees may defer up to 50% of their pre-tax salary provided such deferral is not in excess of the applicable statutory limits. We match employee contributions to the 401(k) Plan up to a maximum of 2% of salary, subject to Internal Revenue Service limits. Employee contributions and our company matching contributions to the 401(k) Plan vest immediately.

Employee Benefits and Perquisites

Our executive officers are eligible to participate in our health and welfare programs to the same extent as all full-time employees generally and are entitled to 20 days of annual paid vacation in accordance with our vacation policy. We also provide our executive officers and other employees with term life insurance and disability insurance at our expense.

Employment Agreements

We have entered into employment agreements with all of our named executive officers. The following is a summary of the material terms of each employment agreement.

Scott Braunstein

On August 6, 2019, we entered into an amended and restated employment agreement with Scott Braunstein. The principal terms of Dr. Braunstein’s employment agreement are as follows:

•                  base salary of $537,500 per year;

•                  annual performance bonus in an amount up to 50.0% of base salary based on the achievement of certain performance goals established by our Board or the compensation committee; and

•                  an initial grant of stock options exercisable for the purchase of 1,000,000 shares of our common stock, which vests in 48 substantially equal monthly installments.

Upon a termination of Dr. Braunstein’s employment by us without cause or a resignation by Dr. Braunstein for good reason, Dr. Braunstein is eligible to receive a continuation of his base salary for twelve months, with an accelerated payment of any balance upon a change in control as defined in his employment agreement, subject to his execution and delivery of a general release of claims. If such termination occurs within three months before or within twelve months after a change in control the severance payable increases to an amount equal to his base salary for a period of eighteen months payable in a lump sum. Upon such termination, Dr. Braunstein is also eligible to receive payment of a pro-rated target bonus for the year of his termination and payment or reimbursement of his medical insurance premiums at the same level as was in effect on the termination date for a period of twelve months, which period increases to eighteen months if the termination of employment occurs three months before or twelve months after a change in control.

Termination for “cause” under Dr. Braunstein’s employment agreement generally means termination of Dr. Braunstein by us for: (i) his misuse of alcoholic beverages, controlled substances or other narcotics, which misuse has had or is reasonably likely to have a material adverse effect on our business or financial affairs or our reputation; (ii) failure to cooperate with us in any investigation or formal proceeding; (iii) the commission of, or a plea of guilty or nolo contendere with respect to, or conviction for, a felony (or any lesser included offense or crime in exchange for withdrawal of a felony indictment or charged crime that might result in a penalty of incarceration), a crime involving moral turpitude or any other offense that results in or could result in any prison sentence; (iv) adjudication as an incompetent; (v) his intentional failure to perform any lawful duties assigned to him by the Board after receiving at least ten business days of advance written notice and the opportunity to cure to the satisfaction of the Board of an equivalent time period; (vi) his gross negligence or other misconduct that is materially injurious to us, monetarily or otherwise, including but not limited to any act or omission by him of fraud, theft, dishonesty, embezzlement, falsification of records or moral turpitude; (vii) his willful violation of the Bylaws, Code of Business Conduct and Ethics or other Company policy that is materially detrimental to our best interest, after receiving at least ten business days of advance written notice and a reasonable opportunity to cure of an equivalent time period; (viii) any continued or repeated absence from the Company, unless the absence is approved or excused by our Board or the result of his illness, disability or incapacity; or (ix) misappropriation of any of our funds or property, theft, embezzlement or fraud.

Termination for “good reason” under Dr. Braunstein’s employment agreement generally means termination by Dr. Braunstein for (i) a reassignment of Dr. Braunstein to a location outside the greater Philadelphia area; (ii) any material failure by us to comply with any material term of his employment agreement; (iii) the demotion of Dr. Braunstein to a lesser position or a substantial diminution of Dr. Braunstein’s authority, duties or responsibilities or (iv) a material diminution of his base salary and benefits, except under certain limited circumstances.

Dr. Braunstein is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans as approved from time to time by our Board. Dr. Braunstein’s employment agreement contains customary non-solicitation and non-competition covenants, which covenants remain in effect for one year following any cessation of employment with respect to Dr. Braunstein.

Christopher M. Cashman

On March 18, 2019, we and Mr. Cashman, our former President and Chief Executive Officer, entered into a Severance Agreement and General Release (the “Severance Agreement”). Under the Severance Agreement, as severance benefits we (i) will pay Mr. Cashman an amount equal to 12 months of his base salary ($520,000) in equal monthly installments in accordance with our regular payroll practices, (ii) will reimburse Mr. Cashman the same portion of the monthly premium for his continued participation in our group health coverage pursuant to COBRA through March 31, 2020, as if he were still employed by us, and (iii) paid Mr. Cashman the gross amount equal to his target bonus for 2019 ($58,300) prorated based on the number of weeks in 2019 during which he was employed by us. In addition, we accelerated the vesting of previously granted stock options for those options that would have otherwise vested in 2019 and extended the period during which he is able to exercise vested options until March 18, 2021. We estimate the aggregate value of the acceleration of such stock options to be $376,516, which is the aggregate “spread value” of such options as of Mr. Cashman’s termination date (i.e., the difference between the closing price of our common shares on such date and the applicable exercise price of the option).

Edward F. Smith

On August 3, 2016, we entered into an amended and restated employment agreement with Edward F. Smith, our Vice President, Chief Financial Officer, Treasurer and Secretary. The principal terms of Mr. Smith’s employment agreement are as follows:

•	base salary of $360,500 per year;

•	annual performance bonus in an amount up to 40.0% of base salary based on the achievement of certain performance goals established by our Board or our Compensation Committee; and

•	stock options and awards as described below under the heading “Outstanding Equity Awards at Fiscal Year-End.”

Upon a termination of Mr. Smith’s employment by us without cause or a resignation by Mr. Smith for good reason, Mr. Smith is eligible to receive a continuation of his base salary for nine months, with an accelerated payment of any balance upon a change in control as defined in the agreement, subject to his execution and delivery of a general release of claims. If such termination occurs within three months before or within twelve months after a change in control the severance payable increases to an amount equal to his base salary for a period of eighteen months plus his prorated target bonus payable in a lump sum. Upon such termination, Mr. Smith is also eligible to receive payment or reimbursement of his medical insurance premiums at the same level as was in effect on the termination date for a period of nine months, which period increases to eighteen months if the termination of employment occurs three months before or twelve months after a change in control. All stock options and restricted stock awards granted to Mr. Smith that vest over time will, if his employment is terminated by us without cause or he resigns for good reason, in each case upon or during the twelve-month period that immediately follows a change in control, become fully vested upon the termination of his employment to the extent permitted by the terms of the applicable plan and his execution and delivery of a general release of claims.

Termination for “cause” under Mr. Smith’s employment agreement generally means termination of Mr. Smith by us for: (i) his misuse of alcoholic beverages, controlled substances or other narcotics, which misuse has had or is reasonably likely to have a material adverse effect on our business or financial affairs or our reputation; (ii) failure to cooperate with us in any investigation or formal proceeding; (iii) the commission of, or a plea of guilty or nolo contendere with respect to, or conviction for, a felony (or any lesser included offense or crime in exchange for withdrawal of a felony indictment or charged crime that might result in a penalty of incarceration), a crime involving moral turpitude or any other offense that results in or could result in any prison sentence; (iv) adjudication as an incompetent; (v) a breach of any material term of his employment agreement; (vi) violation in any material respect of any of our rules, regulations or policies; (vii) gross insubordination; (viii) engaging in any conduct, action or behavior that, in the reasonable opinion of our Board, has had a material adverse effect on our reputation; (ix) any continued or repeated absence; or (x) misappropriation of any funds or property.

Termination for “good reason” under Mr. Smith’s employment agreement generally means termination by Mr. Smith for (i) a reassignment to a location outside the greater Philadelphia area; (ii) any material failure by us to comply with any material term of his employment agreement; (iii) the demotion of Mr. Smith to a lesser position or a substantial diminution of Mr. Smith’s authority, duties or responsibilities or (iv) a material diminution of his base salary and benefits, except under certain limited circumstances.

Mr. Smith is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans as approved from time to time by our Board. Mr. Smith’s employment agreement contains customary non-solicitation and non-competition covenants, which covenants remain in effect for 12 months following any cessation of his employment. Further, Mr. Smith has executed a Confidentiality Agreement which expires five years after the last disclosure of confidential information by us to Mr. Smith.

Joseph Hulihan, M.D.

On October 25, 2019, we entered into an employment agreement with Dr. Hulihan. The principal terms of Dr. Hulihan’s employment agreement are as follows:

•                  base salary of $375,000 per year;

•                  annual performance bonus in an amount up to 35.0% (increased to 40% effective April 15, 2020) of base salary based on the achievement of certain performance goals established by our Board or our Compensation Committee; and

•                  stock options and awards as part of our equity incentive programs.

Upon a termination of Dr. Hulihan’s employment by us without cause or a resignation by Dr. Hulihan for good reason, Dr. Hulihan is eligible to receive a continuation of his base salary for nine months, with an accelerated payment of any balance upon a change in control as defined in the agreement, subject to his execution and delivery of a general release of claims. If such termination occurs within three months before or within twelve months after a change in control the severance payable increases to an amount equal to his base salary for a period of eighteen months payable in a lump sum. Upon such termination, Dr. Hulihan is also eligible to receive payment or reimbursement of his medical insurance premiums at the same level as was in effect on the termination date for a period of nine months, which period increases to eighteen months if the termination of employment occurs three months before or twelve months after a change in control. All stock options and restricted stock awards granted to Dr. Hulihan that vest over time will, if his employment is terminated by us without cause or he resigns for good reason, in each case upon or during the twelve-month period that immediately follows a change in control, become fully vested upon the termination of his employment to the extent permitted by the terms of the applicable plan and his execution and delivery of a general release of claims.

Termination for “cause” under Dr. Hulihan’s employment agreement generally means termination of Dr. Hulihan by us for: (i) his misuse of alcoholic beverages, controlled substances or other narcotics, which misuse has had or is reasonably likely to have a material adverse effect on our business or financial affairs or our reputation; (ii) failure to cooperate with us in any investigation or formal proceeding; (iii) the commission of, or a plea of guilty or nolo contendere with respect to, or conviction for, a felony (or any lesser included offense or crime in exchange for withdrawal of a felony indictment or charged crime that might result in a penalty of incarceration), a crime involving moral turpitude or any other offense that results in or could result in any prison sentence; (iv) adjudication as an incompetent; (v) a breach of any material term of his employment agreement; (vi) violation in any material respect of any of our rules, regulations or policies; (vii) gross insubordination; (viii) engaging in any conduct, action or behavior that, in the reasonable opinion of our Board, has had a material adverse effect on our reputation; (ix) any continued or repeated absence; or (x) misappropriation of any funds or property.

Termination for “good reason” under Dr. Hulihan’s employment agreement generally means termination by Dr. Hulihan for (i) any material failure by us to comply with any material term of his employment agreement; (ii) the demotion of Dr. Hulihan to a lesser position or a substantial diminution of Dr. Hulihan’s authority, duties or responsibilities or (iii) a material diminution of his base salary and benefits, except under certain limited circumstances.

Dr. Hulihan is entitled to participate in all of our group welfare plans, subject to the terms and conditions applicable to such plans as approved from time to time by our Board. Dr. Hulihan’s employment agreement contains customary non-solicitation and non-competition covenants, which covenants remain in effect for six months after the termination of this employment (with respect to central nervous system disorders and pediatric epilepsies) and 12 months (with respect to status epilepticus and any other “competitive business,” as defined in his employment agreement).

Change in Control Severance Plan

In November 2016, our Compensation Committee adopted the Marinus Pharmaceuticals, Inc. Change in Control Severance Plan (the “Severance Plan”) covering our employees of the Company. The purpose of the Severance Plan is to formalize, and maintain consistency in, our approach to change in control benefits provided to our employees.

The Plan provides for certain payments and benefits to a covered employee (i.e., any employee regularly scheduled to work at least 30 hours per week) whose employment with the Company ceases either during the two-year period following a “change in control” (as defined in the Severance Plan) of the Company or during the 90-day period immediately preceding the change in control due to (i) a termination without “cause” or (ii) a resignation for “good reason” (each as defined in the Severance Plan). In such circumstances, our Chief Executive Officer would receive: (i) a lump-sum payment equal to 24 months of his or her base salary, (ii) a lump-sum payment equal to his or her prorated bonus target plus the annual target bonus multiplied by 1.25 and (iii) a lump-sum payment equal to the aggregate dollar amount that we otherwise would have contributed toward his or her group health insurance coverage for 24 months. Named officers (i.e., the Chief Financial Officer and Chief Medical Officer) and vice presidents of the Company would receive: (i) a lump-sum payment equal to 18 months of the covered employee’s base salary, (ii) a lump-sum payment equal to the covered employee’s prorated bonus target plus the annual target bonus and (iii) a lump-sum payment equal to the aggregate dollar amount that we otherwise would have contributed toward the named officer or vice president’s group health insurance coverage for 18 months. A covered employee’s receipt of severance payments and benefits under the Severance Plan is subject to his or her execution and delivery of a general release of claims.

For the avoidance of doubt, in the event that a covered employee is party to an alternative arrangement which provides one or more of the types of payments and benefits provided under the Severance Plan, upon a termination of employment giving rise to such payments or benefits, the covered employee will be entitled to the payment or benefit pursuant to either the Severance Plan or the alternative arrangement, whichever provides the more favorable payment or benefit to the covered employee, as determined on a per-payment or per-benefit basis, as applicable. A covered employee will not be entitled to a payment or benefit under both the Severance Plan and an alternative arrangement.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by each of our named executive officers, which were outstanding as of December 31, 2019.

	Option Awards						Stock Awards
				Equity Incentive					Equity Incentive		Equity Incentive
	Number of	Number of		Plan Awards:					Plan Awards:		Plan Awards:
	securities	securities		Number of			Number of		Number of		Market or Payout
	underlying	underlying		securities			Shares or	Market Value	Unearned Shares		Value of
	unexercised	unexercised		underlying			Units of	of Shares or	Units or		Unearned Shares,
	options	options		unexercised	Option	Option	Stock That	Units of Stocks	Other Rights		Units or Other Rights
	(#)	(#)		unearned	Exercise	expiration	Have Not	That Have	That Have Not		That Have Not
Name	exercisable	unexercisable		options (#)	Price ($)	date	Vested (#)	Not Vested ($)	Vested (#)		Vested ($)
Scott Braunstein, M.D.	13,333	16,667	(2)	—	7.94	9/18/2028	—	—	—		—
	63,667	—	(3)	—	3.96	2/25/2029	—	—	—		—
	83,333	916,667	(4)	—	1.07	8/5/2029	—	—	—		—
Edward F. Smith	143,708	—	(5)	—	1.04	12/31/2023	—	—	—		—
	62,000	—	(6)	—	8.70	12/21/2024	—	—	—		—
	70,000	—	(7)	—	14.30	7/19/2025	—	—	—		—
	57,400	—	(8)	—	1.50	8/2/2026	—	—	—		—
	58,800	—	(9)	—	1.21	1/16/2027	—	—	8,400	(16)	10,164
	133,333	66,667	(10)	—	6.19	12/5/2027	—	—	—		—
	66,667	133,333	(11)	—	3.96	2/25/2029	—	—	—		—
	8,333	51,667	(12)	—	1.12	8/20/2029	—	—	—		—
Joseph Hulihan, M.D.	—	400,000	(13)	—	1.14	11/6/2029	—	—	—		—
Christopher M. Cashman (1)	96,154	—	(14)	—	1.04	3/18/2021	—	—	—		—
	58,991	—	(14)	—	1.04	3/18/2021	—	—	—		—

275,000	—	(15)	—	8.70	3/18/2021	—	—	—	—
160,000	—	(7)	—	14.30	3/18/2021	—	—	—	—
130,900	—	(8)	—	1.50	3/18/2021	—	—	—	—
141,400	—	(9)	—	1.21	3/18/2021	—	—	—	—
347,224	—	(10)	—	6.19	3/18/2021	—	—	—	—

(1)	Mr. Cashman was Chairman, President and Chief Executive Officer until March 18, 2019.

(2)	The shares underlying this option vest monthly over 36 months beginning September 30, 2018, subject to continued service to us through each vesting date.

(3)

The shares underlying this option vested in 24 monthly installments of 10,000 shares beginning February 26, 2019, subject to continued service to us through each vesting date. On August 12, 2019, these shares ceased vesting under Dr. Braunstein’s Amended and Restated Employment Agreement.

(4)	The shares underlying this option vest monthly over 36 months beginning September 6, 2019, subject to continued service to us through each vesting date.

(5)

25% of the total shares underlying this option vested on November 22, 2014. The remaining shares vested 1/36th monthly over 36 months thereafter, subject to continued service to us through each vesting date.

(6)

8,611 of the total shares underlying this option vested on December 22, 2014. The remaining shares vested monthly over 31 months thereafter, subject to continued service to us through each vesting date.

(7)	The shares underlying this option vested monthly over 36 months beginning August 1, 2015, subject to continued service to us through each vesting date.

(8)	The shares underlying this option vested in 24 equal monthly installments beginning September 1, 2017, subject to continued service to us through each vesting date.

(9)	The shares underlying this option vested in 36 equal monthly installments beginning January 31, 2017, subject to continued service to us through each vesting date.

(10)	The shares underlying this option vest in 36 equal monthly installments beginning January 1, 2018, subject to continued service to us through each vesting date.

(11)

11,111 of the total shares underlying this option vested on February 26, 2019. The remaining shares vest monthly over 34 months thereafter beginning March 1, 2019, subject to continued service to us through each vesting date.

(12)	The shares underlying this option vest in 36 equal monthly installments beginning August 31, 2019, subject to continued service to us through each vesting date.

(13)

25% of the total shares underlying this option vest on November 6, 2020. The remaining shares vest 1/36th monthly over 36 months thereafter beginning December 1, 2020, subject to continued service to us through each vesting date.

(14)

25% of the total shares underlying this option vested on September 15, 2012. The remaining shares vested 1/36th monthly over 36 months thereafter, subject to continued service to us through each vesting date.

(15)

17,596 of the total shares underlying this option vested on April 4, 2013.  The remaining shares vested 1/43rd monthly over 43 months thereafter, subject to continued service to us through each vesting date.

(16)	All shares of restricted stock vest in three equal installments each on January 17, 2018, 2019 and 2020.

Retirement Benefits

We maintain a Section 401(k) retirement plan for all employees who are 21 years of age or older. Employees can contribute up to 50.0% of their eligible pay, subject to maximum amounts allowed under law. We may make discretionary profit sharing contributions, which vest over a period of four years from each employee's commencement of employment with us. We did not make any discretionary profit sharing contributions in our fiscal year ended December 31, 2019.

Compensation of Directors

During our fiscal year ended December 31, 2019, we paid cash compensation to our directors. All of our directors also received awards under the 2014 Plan. The following table sets forth information concerning compensation for services rendered by our non-employee directors for the fiscal year ended December 31, 2019:

	Fees earned or paid in	Option		Stock	Total compensation
Name	cash ($) (1)	Awards ($) (2)		Awards ($)	($)
Scott Braunstein (3)	—	—	(4)	—	—
Enrique J. Carrazana, M.D.	49,763	109,200	(5)	—	158,963
Michael R. Dougherty	53,500	109,200	(6)	—	162,700
Elan Ezickson	2,323	152,000	(7)	—	154,323
Seth H.Z. Fischer Chair, Compensation Committee	52,000	109,200	(8)	—	161,200
Tim M. Mayleben Chair, Audit Committee	71,274	109,200	(9)	—	180,474
Nicole Vitullo Chairman of the Board; Chair, Nominating Committee	65,739	109,200	(9)	—	174,939

(1)

This column reports director fees earned with respect to services by the director during the year ended December 31, 2019. Payments for the prorated annual fee for the fourth quarter of 2019 were paid in 2020.

(2)	This column represents the aggregate grant date fair value of options to purchase shares of common stock granted to each director in 2019, computed in accordance with FASB ASC Topic 718.

(3)

Dr. Braunstein was appointed Executive Chairman in February 2019 and appointed President, Chief Executive Officer and Director in August 2019. Following his appointment as Executive Chairman, Dr. Braunstein did not receive any compensation for his services as a Director during 2019. Dr. Braunstein’s compensation for services performed in 2019, including as a Director prior his appointment as Executive Chairman, is presented above in the “Summary Compensation Table.”

(4)

Dr. Braunstein did not receive option awards for his service as a Director in 2019. Please refer to the sections entitled “Summary Compensation Table” and “Outstanding Equity Awards at Fiscal Year End” above for information about the option awards granted to Dr. Braunstein in 2019 for his services as an executive of our company. As of December 31, 2019, Dr. Braunstein held options to purchase 1,093,667 shares of common stock.

(5)

As of December 31, 2019, this director held options to purchase 258,452 shares of common stock, which includes options to purchase 134,000 shares of common stock received under a previous consulting agreement.

(6)	As of December 31, 2019, this director held options to purchase 91,000 shares of common stock

(7)	As of December 31, 2019, this director held options to purchase 100,000 shares of common stock.

(8)	As of December 31, 2019, this director held options to purchase 95,900 shares of common stock.

(9)	As of December 31, 2019, this director held options to purchase 100,500 shares of common stock.

Non-Employee Director Compensation

Consistent with Compensia’s recommendation, our Board has adopted the following non-employee director compensation policy:

•	an annual cash retainer of $30,000 for the Chairman of our Board;
•	an annual cash retainer of $40,000 for all members of our Board including the Chairman;

•	an additional cash retainer of $16,000 for our Audit Committee Chair, $12,000 for our Compensation Committee Chair and $8,000 for our Nominating Committee Chair;
•	an additional cash retainer of $10,000 for members of our Audit Committee, $7,000 for members of our Compensation Committee and $5,000 for members of our Nominating Committee;
•	for our Chairman of our Board, an initial equity grant of options to purchase 150,000 shares of our common stock and an annual equity grant of options to purchase 50,000 shares of our common stock;
•	for the new members of our Board, an initial equity grant of options to purchase 100,000 shares of our common stock; and
•	for all members of our Board (other than our Chairman of our Board), an annual equity grant of options to purchase 50,000 shares of our common stock.

Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2018, there have been no transactions, to which we have been a party, in which the amount involved in the transaction or series of related transactions exceeded the lesser of $120,000 and one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than employment, compensation, termination, indemnification and change in control arrangements with our named executive officers, which are described under “Executive and Director Compensation.”

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS AT DECEMBER 31, 2019

				Number of securities
				remaining available for
	Number of securities to		Weighted-average	future issuance under equity
	be issued upon exercise of		exercise price of	compensation plans
	outstanding options,		outstanding options,	(excluding securities
Plan category	warrants and rights		warrants and rights	reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	7,440,781	(1)	$4.12	663,460	(2)
Equity compensation plans not approved by security holders	1,099,500	(3)	$2.84	—
Total	8,540,281			663,460

(1)

Represents 7,110,331 shares of our common stock issuable upon exercise of outstanding stock options under our 2014 Plan and 330,450 shares of our common stock issuable upon issuance of outstanding stock options under our 2005 Equity Incentive Plan (2005 Plan). Our 2014 Plan has been approved by our stockholders and our 2005 Plan has been frozen.

(2)	Represents shares of common stock reserved for issuance under our 2014 Plan.

(3)

Represents shares of our common stock under stock options issued as inducement grants as of December 31, 2019. These stock options are generally subject to the same terms and conditions as those awarded pursuant to the plans approved by our stockholders.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

Our Board consists of a number of members as established by the majority vote of the Board. The number of directors that presently constitute the entire Board is seven. Upon election of the two nominees for Class III director below at the Annual Meeting, our Board will continue to consist of seven members. Under our Certificate of Incorporation and Bylaws, our Board is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of one class expires, with their successors being subsequently elected to a three-year term, at each annual meeting of stockholders. The Board is comprised of two Class III directors, whose term expires on the election and qualification of successor directors at the Annual Meeting. Our Board has nominated Enrique Carrazana, M.D. and Tim M. Mayleben for election as Class III directors at the Annual Meeting. If elected and upon the adjournment of our Annual Meeting, our Board will be composed of two Class III directors, whose term expires on the election and qualification of successor directors at the annual meeting of stockholders held in calendar year 2023 or until his death, removal or resignation, two Class I directors, whose term expires on the election and qualification of successor directors at the annual meeting of stockholders held in calendar year 2021 or until his or her death, removal or resignation, and three Class II directors, whose term expires on the election and qualification of successor directors at the annual meeting of stockholders held in calendar year 2022 or until his or her death, removal or resignation.

Listed above under the caption “Board of Directors” are the names and biographical information of Enrique Carrazana, M.D. and Tim M. Mayleben, the two nominees for Class III director, as well as the current Class I and Class II directors. The persons designated as proxies in the accompanying proxy card intend to vote “FOR ALL” with respect to such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by our Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote  “FOR ALL” with respect to the election of Enrique Carrazana, M.D. and Tim M. Mayleben to our Board as Class III directors.

PROPOSAL 2: AMENDMENT TO 2014 EQUITY INCENTIVE PLAN

In March 2020, our Board approved an amendment to our 2014 Plan. The amendment provides that the number of shares of our common stock that may be issued pursuant to grants under the 2014 Plan and the number of shares of our common stock that may be issued under the 2014 Plan as incentive stock options will be increased annually on January 1 of each year until the expiration of the 2014 Plan by a number equal to the least of (a) 10,000,000 shares (previously 5,000,000 shares) of our common stock, (ii) an amount equal to 4% (unchanged) of the total number of shares of our capital stock outstanding on such date, calculated on a common-equivalent basis, and (iii) an amount determined by our Board. The amendment also eliminates the provision setting a maximum aggregate number of shares of our common stock that may be subject to grants made under the 2014 Plan to any individual during a calendar year. As of March 31, 2020, there were outstanding under the 2014 Plan options to purchase an aggregate of 11,482,342 shares of our common stock, and an additional 482,328 shares of our common stock were reserved for future issuance under the 2014 Plan. We are seeking stockholder approval in order to satisfy the requirements under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to incentive stock options to the extent such options are granted under the 2014 Plan and to comply with the rules of Nasdaq.

We face intense competition in recruiting high quality personnel, and in retaining our employees. Our Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our stockholders. Our Board further believes that the changes reflected in the 2014 Plan amendment are consistent with our compensation philosophy (and with responsible compensation policies generally) and will preserve our ability to attract and retain capable officers, employees, directors and consultants who will add to our continued growth and overall success. Our Board believes that the number of shares currently available for issuance under the 2014 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will ensure that we continue to have a sufficient number of shares of common stock authorized for issuance under the 2014 Plan. Our Board adopted this amendment to ensure that, as we grow over the coming years, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity awards available under the

2014 Plan to employees, directors, and key consultants at levels determined appropriate by our Compensation Committee.

The following is a summary of the material terms and conditions of the 2014 Plan, as proposed to be amended, and is qualified in its entirety by the provisions contained in the 2014 Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as Annex A:

Available shares. The aggregate number of shares of our common stock that may be issued pursuant to grants under the 2014 Plan is 7,581,000 shares, each of which may be issued under the 2014 Plan as an incentive stock option. In addition, upon approval by our stockholders of the proposed amendment to the 2014 Plan, the number of shares of our common stock that may be issued pursuant to grants under the 2014 Plan and the number of shares of our common stock that may be issued under the 2014 Plan as incentive stock options will be increased, on an annual basis on January 1 of each year, effective January 1, 2020, by the least of (a) 10,000,000 shares of our common stock, (b) an amount equal to 4% of the total number of shares of our capital stock outstanding on such date, calculated on a common-equivalent basis, and (c) an amount determined by our Board, each of which may be issued as incentive stock options. Shares issued under the 2014 Plan may be authorized but unissued shares of our common stock or reacquired shares of our common stock, including shares purchased by us on the open market for purposes of the 2014 Plan.

The number of shares available for issuance under the 2014 Plan may be subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the number of outstanding shares of our common stock. In the event of any of these occurrences, we will make equitable adjustments to, among other things, the number and kind of shares, options or other property available for issuance under the 2014 Plan or covered by grants previously made under the 2014 Plan. In general, if awards under the 2014 Plan are for any reason canceled, or expire or terminate unexercised, the shares covered by such awards may again be available for the grant of awards under the 2014 Plan.

Administration. The 2014 Plan will be administered by a committee consisting of two or more members of the Board, which will consist of “outside directors” as defined under Section 162(m) of the Code and related Treasury Regulations, “non-employee directors” as defined under Rule 16b-3 under the Exchange Act and, when applicable, by “independent directors” as defined by the rules of any national securities exchange upon which shares of our capital stock are listed. However, our Board may ratify or approve any grants as it deems appropriate, and our Board will approve and administer all grants made to non-employee directors. The committee may delegate authority to one or more subcommittees as it deems appropriate. The committee has the sole authority to (a) determine the individuals to whom grants will be made under the 2014 Plan, (b) determine the type, size and terms of the grants to be made to each such individual, (c) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (d) amend the terms of any previously issued grant, and (e) deal with any other matters arising under the 2014 Plan. In addition, the committee has full power and authority to administer and interpret the 2014 Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the 2014 Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The committee’s interpretations of the 2014 Plan and all determinations made by the committee pursuant to the powers vested in it under the 2014 Plan will be conclusive and binding on all persons having any interest in the 2014 Plan or in any awards granted under the 2014 Plan. The 2014 Plan is currently administered by our Compensation Committee.

Eligibility. All of our employees and the employees of our subsidiaries, including employees who are officers or members of our Board, and members of our Board who are not employees are eligible to participate in the 2014 Plan. Consultants and advisors, as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act, who perform services for us or any of our subsidiaries are eligible to participate in the 2014 Plan. As of March 31, 2020, in addition to our six non-employee directors, approximately 45 employees and approximately five key consultants were eligible to participate in the 2014 Plan.

Award Types. The 2014 Plan provides for grants of stock options, stock appreciation rights (“SARs”), stock awards, stock units and other equity-based awards.

Stock Options. Our Compensation Committee may grant incentive stock options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or nonqualified stock options that are not intended to so qualify. The exercise price of our common stock that is subject to a stock option will be equal to or greater than the fair market value of a share of our common stock on the date the option is granted, provided that with respect to an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries, the exercise price must be at least 110% of the fair market value of our common stock on the date of grant. As of March 31, 2020, the closing price of our common stock as reported on the Nasdaq Global Market was $2.03 per share.

The term of any option may not exceed ten years from the date of grant, provided that with respect to an incentive stock option that is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries, the term of the option may not exceed five years from the date of grant. Options will become exercisable in accordance with such terms and conditions, consistent with the 2014 Plan, as may be determined by our Compensation Committee and specified in the grant instrument. Our Compensation Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

Stock Appreciation Rights. Our Compensation Committee may grant SARs separately or in tandem with any stock option. The base amount of each SAR may not be less than the fair market value of a share of our common stock on the date of grant of the SAR. A SAR will be exercisable during the period specified by our Compensation Committee in the grant instrument and will be subject to such vesting and other restrictions as may be specified in the grant instrument. Our Compensation Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. A tandem SAR will be exercisable only during the period when the stock option to which it is related is also exercisable.

When a grantee exercises SARs, the grantee will receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR. The appreciation in a SAR will be paid in shares of our common stock, cash or any combination of the foregoing, as our Compensation Committee will determine.

Stock Awards. Our Compensation Committee may issue shares of our common stock under a stock award upon such terms as it deems appropriate. Shares of our common stock issued or transferred pursuant to stock awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by our Compensation Committee. Our Compensation Committee may, but is not required to, establish conditions under which restrictions on stock awards will lapse over a period of time or according to such other criteria as our Compensation Committee deems appropriate, including without limitation restrictions based on the achievement of specific performance goals.

Unless our Compensation Committee determines otherwise, if the grantee ceases to be employed by, or provide service to, his or her employer during a period designated in the grant instrument as the restriction period, or if other specified conditions are not met, the stock award will terminate as to all shares covered by the grant as to which the restrictions have not lapsed, and those shares of our common stock must be immediately returned us. Our Compensation Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. During the applicable restriction period, a grantee generally may not sell, assign, transfer, pledge or otherwise dispose of the shares of the stock award. Unless our Compensation Committee determines otherwise, during the applicable restriction period, the grantee will have the right to vote shares subject to stock awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by our Compensation Committee, including without limitation the achievement of specific performance goals.

Stock Units. Our Compensation Committee may grant stock units representing one or more shares of our common stock, upon such terms and conditions as our Compensation Committee deems appropriate, provided that all such grants will comply with Section 409A of the Code. Each stock unit represents the right of the grantee to receive an amount based on the value of a share of our common stock, if specified conditions are met. All stock units will be credited to bookkeeping accounts established on our records for purposes of the 2014 Plan. Our Compensation Committee may grant stock units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by our Compensation Committee. Our Compensation Committee will determine the number of stock units to be granted and the requirements applicable to such stock units.

Unless our Compensation Committee determines otherwise, if the grantee ceases to be employed by, or provide service to, his or her employer during a specified period, or if other conditions established by our Compensation Committee are not met, the grantee’s stock units will be forfeited. Our Compensation Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate. Payments with respect to stock units may be made in cash, in our common stock, or in a combination of the two, as determined by our Compensation Committee.

Other Equity-Based Awards. Our Compensation Committee may grant other equity-based awards, which are awards (other than those described above) that are based on, measured by or payable in our common stock, on such terms and conditions as our Compensation Committee will determine. Other equity-based awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, our common stock or any combination of the foregoing, as our Compensation Committee will determine.

Change of Control. In the event of a Change of Control (as defined below), our Compensation Committee may determine whether and to what extent (i) outstanding options and SARs will accelerate and become exercisable, and (ii) outstanding stock awards, stock units and other equity-based awards will vest and will be payable. Our Compensation Committee may condition any such acceleration on such terms as it determines. In addition, in the event of a Change of Control, our Compensation Committee may take any of the following actions with respect to any or all outstanding grants: our Compensation Committee may (i) determine that all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the Change of Control will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that grantees surrender their outstanding options and SARs in exchange for one or more payments, in cash or our common stock as determined by our Compensation Committee, in an amount, if any, equal to the amount by which the then fair market value of the shares of our common stock subject to the grantee’s unexercised options and SARs exceeds the exercise price or base amount of the options and SARs, on such terms as our Compensation Committee determines, or (iii) after giving grantees an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs at such time as our Compensation Committee deems appropriate. Such assumption, surrender or termination will take place as of the date of the Change of Control or such other date as our Compensation Committee may specify.

Under the 2014 Plan, a Change of Control will be deemed to have occurred if:

•

any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing more than 50% of the voting power of our then outstanding securities; provided that a Change of Control will not be deemed to occur as a result of (A) a transaction in which we becomes a subsidiary of another corporation and in which our stockholders, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (B) the acquisition of our securities by an investor in a capital-raising transaction; or

•

the consummation of (A) a merger or consolidation of us with another corporation where our stockholders, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of our assets, or (C) our liquidation or dissolution.

Repricing. Our Compensation Committee may not, without obtaining prior approval of our stockholders: (i) amend any outstanding option granted under the 2014 Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option, (ii) cancel any outstanding option (whether or not granted under the 2014 Plan) and grant in substitution therefor new grants under the 2014 Plan covering the same or a different number of shares of our common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (iii) cancel in exchange for a cash payment any outstanding option with an exercise price per share above the then-current fair market value, or (iv) take any other action under the 2014 Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq.

Withholding of Taxes. All grants under the 2014 Plan are subject to applicable federal (including FICA), state and local tax withholding requirements. We may require that the grantee or other person receiving or exercising grants pay to us the amount of any federal, state or local taxes that we are required to withhold with respect to such grants, or we may deduct from other wages paid by us the amount of any withholding taxes due with respect to such grants. If our

Compensation Committee so permits, a grantee may elect to satisfy our tax withholding obligation with respect to grants paid in our common stock by having shares withheld up to an amount that does not exceed the grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

Amendment and Termination. Our Compensation Committee may amend, suspend or terminate the 2014 Plan or any portion thereof at any time provided that no amendment that would require stockholder approval under the rules of Nasdaq may be made effective unless and until our stockholders approve such amendment. A termination or amendment of the 2014 Plan that occurs after a grant is made will not materially impair the rights of a grantee unless the grantee consents. The 2014 Plan will terminate on the day immediately preceding the tenth anniversary of its effective date (i.e., August 4, 2024), unless the 2014 Plan is terminated earlier by our Compensation Committee or is extended by our Compensation Committee with the approval of our stockholders.

New Plan Benefits. The issuance of any awards under the 2014 Plan will be at the discretion of our Compensation Committee. In addition, the benefit of any awards granted under the 2014 Plan will depend on a number of factors, including the fair market value of our common stock on future dates, and our actual performance against any performance goals established with respect to performance-based awards, among other things. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.

Federal Income Tax Consequences of the 2014 Plan

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options (“ISO”). The grant of an ISO under the 2014 Plan will not result in any federal income tax consequences to the optionee or to us. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of our common stock. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price of the ISO. We are not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price of the ISO and (ii) the difference between the fair market value of the stock on the exercise date and the exercise price of the ISO. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to the limitations of Section 162(m) of the Code.

The “spread” under an ISO, the difference between the fair market value of the shares at the time of exercise and the exercise price of the ISO, is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to ISOs, the optionee must sell the shares within the same calendar year in which the ISOs are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an ISO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest. In addition, the amendment of an ISO may convert the option from an ISO to a NSO.

Nonqualified Stock Options (“NSOs”). The grant of a NSO under the 2014 Plan will not result in any federal income tax consequences to the optionee or to us. Upon exercise of a NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the optionee so long as we withhold the appropriate taxes with respect to such income (if required), the optionee’s total compensation is deemed reasonable in amount and subject to the limitations of Section 162(m) of the Code. Any gain or loss on the optionee’s subsequent disposition of the shares of our common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We will not receive a tax deduction for any such gain.

In the event a NSO is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Stock Awards. The grant of stock awards will subject the recipient to ordinary compensation income on the difference between the amount paid (if any) for the stock subject to such stock award and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient so long as we withhold the appropriate taxes with respect to such income (if required), the recipient’s total compensation is deemed reasonable in amount, and subject to the limitations of Section 162(m) of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We will not receive a tax deduction for any such gain.

Recipients of stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that the shares subject to the stock award are granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. A Section 83(b) Election must be made within 30 days from the time the shares subject to the stock award are issued.

Stock Appreciation Rights (“SARs”). Recipients of SARs generally should not recognize income until a SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees generally will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as we withhold the appropriate taxes with respect to such income (if required), the recipient’s total compensation is deemed reasonable in amount, and subject to the limitations of Section 162(m) of the Code.

In the event a SAR is amended, such SAR may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Stock Units.  Recipients of stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees generally will be subject to withholding for federal income tax purposes upon conversion of the stock units and withholding for employment tax purposes when the stock units vest. Participants will recognize gain upon the disposition of any shares received upon conversion of the stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as we withhold the appropriate taxes with respect to such income (if required), the recipient’s total compensation is deemed reasonable in amount, and subject to the limitations of Section 162(m) of the Code.

Stock units also can be considered nonqualified deferred compensation and subject to the Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A grant of stock units subject to Section 409A of the Code that fails to comply with the rules of Section 409A of the Code may result in the acceleration of income recognition, a 20% additional tax obligation, plus penalties and interest.

Other equity-based awards. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as we withhold the appropriate taxes with respect to such income (if required), the recipient’s total compensation is deemed reasonable in amount, and subject to the limitations of Section 162(m) of the Code.

Potential Dilutive Effect of Stock Options

Our Board believes our granting of stock options to our employees and directors is an important part of our compensation philosophy and that our stock option grants promote the interests of us and our stockholders by aligning the interests of such employees and directors with the interests of our stockholders and motivating such employees and directors to achieve our long-term corporate objectives. For those reasons, our Board believes it is desirable and appropriate that our stockholders vote to approve the amendment to our 2014 Plan.

If all of the currently outstanding and exercisable options to purchase shares of our common stock were exercised, the shares so issued would represent approximately 15% of the number of shares of our common stock outstanding at March 31, 2020, which includes 1,344,500 options granted outside of our equity compensation plans. The average number of options to purchase shares we have issued in each of the last three years is 4.1 million at a weighted average exercise price of $2.98 per share.

The potential dilution we describe above may not be indicative of the actual number of shares we will issue in the future. Our stock compensation plans do not contemplate the amount or timing of specific equity awards.

The potential dilution we describe above is a forward-looking statement. Forward-looking statements are not facts. Actual results may differ materially because of factors such as those we identify in the reports we file with the SEC.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “ FOR” the approval of the amendment to our 2014 Plan to (a) increase, on an annual basis on January 1 of each year, the maximum number of shares of our common stock available for issuance under the 2014 Plan and the number of shares of our common stock that may be issued under the 2014 Plan as incentive stock options by a number equal to the least of (i) 10,000,000 shares of our common stock, (ii) an amount equal to 4% of the total number of shares of our common stock outstanding on such date, calculated on a common-equivalent basis, and (iii) an amount determined by the Board, and (b) eliminate the provision setting a maximum aggregate number of shares of our common stock that may be subject to grants made under the 2014 Plan to any individual during a calendar year.

PROPOSAL 3: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES

General

Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Certificate of Incorporation, in substantially the form attached hereto as Annex B (the “Increase Authorized Shares Amendment”), to increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000, with such authorized share increase to be effected at such time and date, if at all, as determined by our Board in its sole discretion. If our stockholders approve the authorized share increase and our Board decides to implement it, the authorized share increase will become effective at the effective time set forth in the Increase Authorized Shares Amendment.

Our Board reserves the right to elect not to proceed with the proposed Increased Authorized Shares Amendment if, at any time prior to its filing, our Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to increase the authorized number of shares of our common stock.

As detailed below, if the Board does not effect the authorized share increase by filing the Increase Authorized Shares Amendment on or before May 27, 2021, the Board will no longer be permitted to effect the authorized share increase as the authority of the Board to effect the authorized share increase will expire on May 27, 2021.

Capitalization

As of March 31, 2020, we were authorized to issue up to 150,000,000 shares of our common stock, par value $0.001 per share, 86,732,035 of which were issued and outstanding, 11,812,792 of which were reserved for issuance under option awards granted under our equity compensation plans, 482,328 of which were reserved for future issuance under our equity compensation plans, 1,344,500 of which were reserved for issuance under option awards granted outside of our equity compensation plans and 24,000,000 of which were reserved for issuance upon the conversion of our Series A Participating Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”). Accordingly, as of March 31, 2020, there were 25,628,345 shares of our common stock available for all other corporate purposes, such as additional capital raising activities, prior to the addition of the shares for which we are seeking approval pursuant to this proposal.

Reasons for Increase in Authorized Shares of Common Stock

Our Board believes an increase in the number of authorized shares of common stock is in the best interests of us and our stockholders because the availability of additional authorized but unissued shares of common stock will provide us with greater flexibility in considering future actions that may be desirable or necessary to accomplish our business objectives and that involve the issuance of our common stock. An increase in the number of authorized shares would allow us to issue shares of our common stock for a variety of corporate purposes, such as raising additional capital, without the delay associated with soliciting stockholder approval and convening a special meeting of our stockholders. Capital that we raise through the issuance of additional shares could be used to continue or expand our current clinical development programs, or to expand or diversify our business or research and development programs through the acquisition of other businesses or products. Currently, there are no immediate plans, agreements or commitments with respect to the issuance of any of the additional shares of our common stock, except as set forth in the “Capitalization” section above.

Effects on Existing Stockholders of the Proposal

If this proposal is approved, our Board may cause the issuance of additional shares of our common stock without further approval, except as may be required by law, regulatory authorities, or the rules of Nasdaq or any other stock exchange on which our shares may be listed. The proposed new authorized shares of our common stock would become part of the existing class of our common stock and, if and when issued, would have the same rights and privileges as the shares of our common stock presently issued and outstanding. Holders of shares of our common stock (in their capacity as holders of shares of our common stock) do not have any preemptive rights to purchase or subscribe for any part of any new or additional issuance of our securities. The existing stockholders will not suffer any immediate dilution in voting rights and in ownership interests upon the authorization of additional shares of our common stock. If we issue additional shares of our common stock in future actions that we may deem desirable or necessary to accomplish our business objectives, our existing stockholders could suffer further dilutive consequences. Any sale of our common stock into the public market could materially and adversely affect the market price of our common stock.

An increase in the number of authorized shares of our common stock may make it more difficult to, or discourage an attempt to, obtain control of us by means of a takeover bid that our Board determines is not in our best interest nor in the best interests of our stockholders. However, our Board does not intend or view the proposed increase in the number of authorized shares of our common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of us. We have no current plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Effective Time of Increase in Authorized Shares of Common Stock

Following stockholder approval of this Proposal 3, the increase in authorized shares of our common stock would become effective upon the filing of the Increase Authorized Shares Amendment with the Secretary of State of the State of Delaware, or such later effective time as is specified in such Increase Authorized Shares Amendment as permitted under Delaware law. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the amendment to increase the authorized number of shares if, at any time prior to filing the Increase Authorized Shares Amendment, our Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to increase the authorized number of shares of common stock. By voting in favor of the authorized share increase, you are expressly also authorizing the Board to delay (until May 27, 2021) or abandon the authorized share increase. If the Increase Authorized Shares Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on May 27, 2021, the Increase Authorized Shares Amendment will be deemed abandoned.

If the Increase Authorized Shares Amendment is filed, at the effective time of the amendment, shares of our common stock authorized for issuance will be increased to 300,000,000 shares. There will be no change to the number of shares of authorized preferred stock.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights under Delaware law or the Certificate of Incorporation with respect to this proposal, and we will not independently provide our stockholders with any such right.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR” an amendment to the Certificate of Incorporation to increase the number of authorized shares of our common stock from 150,000,000 shares to 300,000,000 shares, with such authorized share increase to be effected at such time and date, if at all, as determined by our Board in its sole discretion.

PROPOSAL 4: APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECREASE AUTHORIZED SHARES

General

Our Certificate of Incorporation currently provides that 150,000,000 shares of our common stock are authorized for issuance. In Proposal 3, we are asking our stockholders to approve an amendment to increase the number of authorized shares of our common stock from 150,000,000 to 300,000,000, with such increase to be effected at such time and date, if at all, as determined by the Board in its sole discretion. On March 31, 2020, our stockholders approved an amendment to our Certificate of Incorporation (the “Reverse Split Amendment”) to effect a reverse stock split of our common stock at a ratio of 1-for-4, with such reverse stock split to be effected at such time and date, if at all, as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Certificate of Incorporation, in substantially the form attached hereto as Annex C (the “Decrease Authorized Shares Amendment”), to decrease the number of authorized shares of our common stock from 300,000,000 to 150,000,000, with such authorized share decrease to be effected if (a) our stockholders approve the authorized share increase set forth in Proposal 3 and such authorized share increase has previously been effected and (b) the Reverse Stock Split has previously been effected.

Our Board reserves the right to elect not to proceed with the proposed Decrease Authorized Shares Amendment if, at any time prior to its filing, our Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to decrease our authorized number of shares of our common stock As detailed below, if the Board does not effect the authorized share decrease by filing the Decrease Authorized Shares Amendment on or before May 27, 2021, the Board will no longer be permitted to effect the authorized share decrease as the authority of the Board to effect the authorized share decrease will expire on May 27, 2021.

Capitalization

As of March 31, 2020, we were authorized to issue up to 150,000,000 shares of our common stock, par value $0.001 per share, 86,732,035 of which were issued and outstanding, 11,812,792 of which were reserved for issuance under option awards granted under our equity compensation plans, 482,328 of which were reserved for future issuance under our equity compensation plans, 1,344,500 of which were reserved for issuance under option awards granted outside of our equity compensation plans and 24,000,000 of which were reserved for issuance upon the conversion of our Series A Preferred Stock.

The following table illustrates the effects of the authorized share increase set forth in Proposal 3,the Reverse Stock Split and the authorized share decrease set forth in this proposal, without giving effect to any adjustments for fractional shares of our common stock, on our outstanding shares of common stock as of March 31, 2020:

	Before Authorized Share Increase and Reverse Stock	After Authorized Share Increase and Reverse Stock Split	After Authorized Share Decrease and Reverse Stock Split
	Split	1-for-4	1-for-4
Shares of Common Stock Issued and Outstanding	86,732,035	21,683,008	21,683,008
Shares Reserved for Future Grants of Awards under the 2014 Equity Incentive Plan	482,328	120,582	120,582
Shares Reserved for Issuance upon Conversion of Series A Preferred Stock*	24,000,000	6,000,000	6,000,000
Shares Reserved for Issuance Upon Exercise of Outstanding Options to Purchase Common Stock	13,157,292	3,289,323	3,289,323
Total Number of Shares of Common Stock Authorized to be Issued	150,000,000	300,000,000	150,000,000

Reasons for Decrease in Authorized Shares of Common Stock

We believe that 150,000,000 shares of our common stock following effectiveness of the Reverse Stock Split, plus the 24,970,000 shares of preferred stock, par value $0.001 per share, that is currently authorized and unissued, would be sufficient to meet our needs for employee equity incentives, the maintenance of appropriate reserves or other corporate purposes as may be deemed by our Board to be in our and our stockholders best interest from time to time.

Additionally, the proposed reduction in our authorized common stock will enable us to reduce our annual franchise tax in the State of Delaware. Each year, we are required to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of stock we are authorized to issue. Accordingly, by reducing the number of authorized shares of our common stock, we will be able to reduce the amount of the franchise tax for which we will be liable.

Certain Risks and Potential Disadvantages Associated with the Decrease in Authorized Common Stock

The proposed decrease in the authorized number of shares of our common stock could have an adverse effect on us because our Board will have less ability to issue shares of our common stock in connection with potential mergers or acquisitions, capital raising transactions or commercial transactions, such as licensing transactions or collaborations. Authorized but unissued shares of our common stock (and our preferred stock) are available for future issuance as may be determined by our Board without further action by our stockholders, unless stockholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. Future issuances of shares of our common stock (or our preferred stock) could have the effect of making it more difficult for a third party to acquire control of us. In addition, the issuance of additional shares, or the perception that additional shares may be issued could also adversely affect the market price of our common stock.

Effective Time of Decrease in Authorized Shares of Common Stock

Following stockholder approval of this Proposal 4, the decrease in authorized shares of our common stock would become effective upon the filing of the Decrease Authorized Shares Amendment with the Secretary of State of the State of Delaware, or such later effective time as is specified in such Decrease Authorized Shares Amendment as permitted under Delaware law. The exact timing of the amendment will be determined by our Board based on whether the authorized share increase and Reverse Stock Split are effected and the Board’s evaluation as to when such action will be the most advantageous to us and our stockholders. Our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the amendment to decrease the authorized number of shares if, at any time prior to filing the Decrease Authorized Shares Amendment, our Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to decrease the authorized number of shares of common stock. By voting in favor of the authorized share decrease, you are expressly also authorizing the Board to delay (until May 27, 2021) or abandon the authorized share decrease. If the Decrease Authorized Shares Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on May 27, 2021, the Decrease Authorized Shares Amendment will be deemed abandoned.

If the Decrease Authorized Shares Amendment is filed, at the effective time of the amendment, shares of our common stock authorized for issuance will be decreased to 150,000,000 shares. There will be no change to the number of shares of authorized preferred stock.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights under Delaware law or the Certificate of Incorporation with respect to this proposal, and we will not independently provide our stockholders with any such right.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR” an amendment to the Certificate of Incorporation to decrease the number of authorized shares of our common stock from 300,000,000 shares to 150,000,000 shares, with such authorized share decrease to be effected if (a) our stockholders approve the authorized share increase set forth in Proposal 3 and such authorized share increase has previously been effected and (b) the previously approved reverse stock split of our common stock at a ratio of 1-for-4 has previously been effected.

PROPOSAL 5:  RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

KPMG LLP audited our financial statements as of and for the years ended December 31, 2019 and 2018. Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. We are submitting our appointment of KPMG LLP as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. We expect that one or more representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. Our Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace KPMG LLP as our independent registered public accounting firm, and the appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by our stockholders, our Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, our Audit Committee determines its decision regarding the independent registered public accounting firm to be in our best interests.

The following table sets forth the aggregate fees billed by KPMG LLP as described below:

Fee Category:	2019	2018
Audit Fees	$650,000	$425,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$650,000	$425,000

Audit Fees:  Consists of fees billed for professional services rendered in connection with quarterly reviews and the audit of our financial statements as of and for the years ended December 31, 2019 and 2018. Fees for the year ended December 31, 2019 included an audit of internal controls. Also consists of fees billed for services rendered in connection with the issuance of consents, comfort letters and review of documents filed with the SEC.

Audit-Related Fees:  There were no fees billed in 2019 or 2018 for any services other than those reported above.

Tax Fees:  There were no fees billed in 2019 or 2018 for any services other than those reported above.

All Other Fees:  There were no fees billed in 2019 or 2018 for any services other than those reported above.

All of the above services were pre-approved by our Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our Audit Committee’s policy is to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of our Audit Committee is requested. Our Audit Committee reviews these requests and advises management if our Audit Committee approves the engagement of our independent registered public accounting firm for such services. Our Audit Committee has also delegated authority to the Chairman of our Audit Committee, and if the Chairman of our Audit Committee is unavailable, to any other Audit Committee member, to pre-approve permitted services. Any such pre-approval must be reported to our Audit Committee at its next meeting.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL 6: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal 7.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive and Director Compensation” section of this Proxy Statement, which describe the 2019 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Recommendation of our Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement at the Annual Meeting.

PROPOSAL 7: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In Proposal 6, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal 7, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our Board believes that the executive compensation advisory vote should be held annually, and therefore our Board unanimously recommends that you vote for a frequency of 1 YEAR for future executive compensation advisory votes. Our Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters.

The approval of this Proposal 7 requires the affirmative vote of the holders of the majority of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Moreover, because this vote is non-binding, our Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote for “1 YEAR” as the preferred frequency of future advisory votes on the compensation of our named executive officers.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2021

ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, proposals of stockholders intended to be presented at our 2021 Annual Meeting of Stockholders must be received by our Secretary, in writing, at Marinus Pharmaceuticals, Inc., 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087; Attention: Secretary, not later than December 31, 2020. If, however, the date of our 2021 Annual Meeting of Stockholders will be before April 27, 2021 or after June 26, 2021, then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2021 Annual Meeting of Stockholders will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our Bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at Marinus Pharmaceuticals, Inc., 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2021 Annual Meeting of Stockholders no earlier than the close of business on December 31, 2020 and no later than the close of business on January 30, 2021. However, if the 2021 Annual Meeting of Stockholders will be held before April 27, 2021 or after June 26, 2021, then we must receive such notice no earlier than the close of business on the 120th day prior to the 2021 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2021 Annual Meeting of Stockholders and (B) the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting of Stockholders is first made. In the case of an election of directors at a special meeting of stockholders, we must receive such notice not earlier than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

Any such notice must include all of the information required to be in such notice pursuant to our Bylaws filed with the SEC.

ANNUAL REPORT

A copy of our 2019 Annual Report to Stockholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2019, has been made available or mailed concurrently with this Proxy Statement, without charge, to our stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to our Secretary, Edward F. Smith, at Marinus Pharmaceuticals, Inc. 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and our Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Secretary, Edward F. Smith, at Marinus Pharmaceuticals, Inc. 5 Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087; telephone: (484) 801-4670. If you participate in householding and wish to receive a separate copy of this Proxy Statement and our Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,

/s/ Edward F. Smith
Edward F. Smith Vice President, Chief Financial Officer, Treasurer and
April [●], 2020 Radnor, Pennsylvania	Secretary

ANNEX A

Marinus Pharmaceuticals, Inc.

Amendment to 2014 Equity Incentive Plan, As Amended

May 27, 2020

RECITALS

On March 30, 2020, the Board of Directors (the “Board”) of Marinus Pharmaceuticals, Inc. (the “Company”) adopted this Amendment to the Company’s 2014 Equity Incentive Plan, as amended (“Amendment”), which the stockholders approved on May 27, 2020.

AMENDMENT

1.	Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

(a)Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued pursuant to Grants under this Plan is 7,581,000 shares, each of which may be issued under this Plan as an Incentive Stock Option. In addition, the number of shares of Company Stock that may be issued pursuant to Grants under this Plan and the number of shares of Company Stock that may be issued under this Plan as Incentive Stock Options shall be increased annually on January 1 of each year, commencing January 1, 2015, until the expiration of this Plan by a number equal to the least of (i)  10,000,000 shares of Company Stock, (ii) an amount equal to 4% of the total number of shares of the Company’s capital stock outstanding on such date, calculated on a common-equivalent basis, and (iii) an amount determined by the Board. Shares issued under this Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of this Plan.

2.	Section 3(b) of the Plan is hereby deleted in its entirety and replaced with the following:

(b) [Reserved].

3.	Except as set forth in this Amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.
4.	From and after the execution of this Amendment, any reference to the Plan shall be deemed to be a reference to the Plan as amended by this Amendment.

[Signature Page Follows]

In Witness Whereof, the undersigned has caused this Amendment to be executed as of the date first set forth above.

MARINUS PHARMACEUTICALS, INC.

Name: Scott Braunstein

Title: President and Chief Executive Officer

MARINUS PHARMACEUTICALS, INC.

2014 EQUITY INCENTIVE PLAN, AS AMENDED

The purpose of the Marinus Pharmaceuticals, Inc. 2014 Equity Incentive Plan is to provide (i) designated employees of Marinus Pharmaceuticals, Inc. (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards.  The Company believes that this Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

1.            Administration and Delegation.

(a)          Committee.  This Plan shall be administered by a committee consisting of two or more members of the Board, which shall consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, when applicable, by “independent directors” as defined by the rules of any national securities exchange (the “Exchange”) upon which shares of the Company’s capital stock shall be listed.  However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors.  The committee may delegate authority to one or more subcommittees as it deems appropriate.  To the extent that a committee or subcommittee administers this Plan, references in this Plan to the “Board” shall be deemed to refer to the committee or subcommittee.

(b)          Board Authority.  The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under this Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under this Plan.

(c)          Board Determinations.  The Board shall have full power and authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Board’s interpretations of this Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.  All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.

(d)          Delegation to Officers.  To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Grants that constitute rights under Delaware law (subject to any limitations under this Plan) to employees or officers of the Company and to exercise such other powers under this Plan as the Board may determine, provided that the Board shall fix the terms of such Grants to be granted by such officers (including the exercise price of such Grants, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Grants that the officers may grant; provided further, however, that no officer shall be authorized to grant such Grants to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).  Notwithstanding anything to the contrary set forth above, the Board may not delegate authority under this Section 1(d) to grant Stock Awards, unless Delaware law then permits such delegation.

2.            Grants.  Awards under this Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), stock units as described in Section 7 (“Stock Units”), stock appreciation rights as described in Section 8 (“SARs”), and other equity-based awards as described in Section 9 (“Other Equity Awards”), the foregoing sometimes referred to herein collectively as “Grants” and individually as a “Grant.”  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”).  All Grants shall be made conditional upon the acknowledgement of the Grantee (as defined in Section 4(b)), in writing or by acceptance of the Grant, that all decisions and determinations of the Board shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular Section of this Plan need not be uniform as among the grantees.

3.            Shares Subject to This Plan.

(a)          Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued pursuant to Grants under this Plan is 7,581,000 shares, each of which may be issued under this Plan as an Incentive Stock Option.  In addition, the number of shares of Company Stock that may be issued pursuant to Grants under this Plan and the number of shares of Company Stock that may be issued under this Plan as Incentive Stock Options shall be increased annually on January 1 of each year, commencing January 1, 2015, until the expiration of this Plan by a number equal to the lesser of (i) 5,000,000 shares of Company Stock, (ii) an amount equal to 4% of the total number of shares of the Company’s capital stock outstanding on such date, calculated on a common-equivalent basis, or (iii) an amount determined by the Board.  Shares issued under this Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of this Plan.

(b)          Individual Limits.  The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any individual during any calendar year shall be 2,000,000 shares.

(c)          Share Counting.  If and to the extent Options or SARs granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units or Other Equity Awards are forfeited, the shares subject to such Grants shall again be available for purposes of this Plan.

(d)          Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under this Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under this Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, in the event of a Change of Control of the Company (as defined in Section 12(a)), the provisions of Section 13 of this Plan shall apply.  Any adjustment to outstanding Grants shall be consistent with section 409A and section 424 of the Code, to the extent applicable.  Any adjustments determined by the Board shall be final, binding and conclusive.

4.            Eligibility for Participation.

(a)          Eligible Persons.  All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in this Plan.  Consultants and advisors, as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor form or rule) who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in this Plan.

(b)          Selection of Grantees.  The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines.  Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5.            Options.   The Board may grant Options to Employees, Non-Employee Directors, and Key Advisors upon such terms as the Board deems appropriate.  The following provisions are applicable to Options:

(a)          Number of Shares.  The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)          Type of Option and Price.

(i)           The Board may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)          The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)         If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows:  (x) if the principal trading market for the Company Stock is an Exchange, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on an Exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the Exchange or, if not so reported, as reported by the over-the-counter quotation system on which the Company Stock is then quoted or as reported in a customary financial reporting service, as applicable and as the Board determines.  If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

(c)          Option Term.  The Board shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)          Exercisability of Options.

(i)           Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan, as may be determined by the Board and specified in the Grant Instrument.  The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)          The Board may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Board deems appropriate.

(e)          Grants to Non-Exempt Employees.  Notwithstanding the foregoing, unless expressly approved by the Board, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, (the “FLSA”) may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee’s death, Disability (as defined in Section 5(f)(v)(C)) or Retirement (as defined in Section 5(f)(v)(E)), or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)           Termination of Employment, Disability or Death.

(i)           Except as provided below, an Option may be exercised only while the Grantee is employed by, or providing service to, the Employer (as defined in Section 5(f)(v)(A)) as an Employee, Key Advisor or member of the Board.  In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, Retirement or termination for Cause (as defined in Section 5(f)(v)(D)), except as otherwise provided by the Board, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)          In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)         In the event the Grantee ceases to be employed by, or provide service to, the Employer because of the Grantee’s Disability or Retirement, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.  In the event that an Incentive Stock Option is exercised more than 90 days after Retirement, the Option shall lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

(iv)         If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v)          For purposes of this Section 5(f) and Section 6:

(A)       The term “Employer” shall include the Company and its parent and subsidiary corporations, as determined by the Board.

(B)       “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Board determines otherwise.

(C)       “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Board.

(D)       “Cause” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Employer in any material respect, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines.

(E)       “Retirement” shall mean a termination of employment by reason of an Employee’s retirement at or after the Employee’s earliest permissible retirement date pursuant to and in accordance with a regular retirement plan or the personnel practices of the Employer.

(g)          Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Grantee shall pay the Exercise Price for an Option as specified by the Board (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by applicable regulations of the Board of Governors of the Federal Reserve System, or (z) by such other method as the Board may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise.

(h)          Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code) of the Company.

(i)           Limitation on Repricing.  If the Company Stock is listed on an Exchange, unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 3(d)): (A) amend any outstanding Option granted under this Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (B) cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Grants under this Plan (other than adjustments made pursuant to Section 3(d)) covering the same or a different number of shares of Company Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (C) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 3(d), or (D) take any other action under this Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

6.            Stock Awards.  The Board may issue shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Board deems appropriate.  The following provisions are applicable to Stock Awards:

(a)          General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Board may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including without limitation restrictions based on the achievement of specific performance goals.  The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)          Number of Shares.  The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)          Requirement of Employment or Service.  Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)(v)(A)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)          Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a successor under Section 11(a).  Each certificate representing a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Board may determine that the Company will not issue a certificate for a Stock Award until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)          Right to Vote and to Receive Dividends.  Unless the Board determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board, including without limitation the achievement of specific performance goals.

(f)           Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board.  The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

7.            Stock Units.  The Board may grant Stock Units representing one or more shares of Company Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Board deems appropriate, provided, however, that all such grants shall comply with section 409A of the Code.  The following provisions are applicable to Stock Units:

(a)          Crediting of Units.  Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met.  All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of this Plan.

(b)          Terms of Stock Units.  The Board may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances.  Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Board.  The Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)          Requirement of Employment or Service.  Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Board are not met, the Grantee’s Stock Units shall be forfeited.  The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)          Payment with Respect to Stock Units.  Payments with respect to Stock Units may be made in cash, in Company Stock, or in a combination of the two, as determined by the Board.

8.            Stock Appreciation Rights.  The Board may grant SARs to an Employee, Non‑Employee Director or Key Advisor separately or in tandem with any Option.  The following provisions are applicable to SARs:

(a)          Base Amount.  The Board shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.

(b)          Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)          Exercisability.  An SAR shall be exercisable during the period specified by the Board in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument.  The Board may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f) above.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)          Grants to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the FLSA may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Board, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)          Value of SARs.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 8(a).

(f)           Form of Payment.  The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Board shall determine.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

9.            Other Equity Awards.  The Board may grant Other Equity Awards, which are awards (other than those described in Sections 5, 6, 7 and 8 of this Plan) that are based on, measured by or payable in Company Stock, including, without limitation, stock appreciation rights, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Board shall determine.  Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Board shall determine.

10.          Withholding of Taxes.

(a)          Required Withholding.  All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)          Election to Withhold Shares.  If the Board so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.

11.          Transferability of Grants.

(a)          Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)          Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

12.          Change of Control of the Company.

(a)          Change of Control.  As used herein, a “Change of Control” shall be deemed to have occurred if:

(i)           Any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (B) the acquisition of securities of the Company by an investor of the Company in a capital-raising transaction; or

(ii)          The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(b)          Other Definition.  The Board may modify the definition of Change of Control for a particular Grant as the Board deems appropriate to comply with section 409A of the Code or otherwise.

13.          Consequences of a Change of Control.

(a)          Acceleration.  In the event of a Change of Control, the Board may determine whether and to what extent (i) outstanding Options and SARs shall accelerate and become exercisable, and (ii) outstanding Stock Awards, Stock Units and Other Equity Awards shall vest and shall be payable.  The Board may condition any such acceleration on such terms as the Board determines.

(b)          Other Alternatives.  In the event of a Change of Control, the Board may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments, in cash or Company Stock as determined by the Board, in an amount, if any, equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price or base amount of the Options and SARs, on such terms as the Board determines, or (iii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Board deems appropriate.  Such assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.

14.          Limitations on Issuance or Transfer of Shares.

(a)          Stockholders Agreement/Voting Agreement.  The Board may require that a Grantee execute a stockholders agreement and/or a voting agreement, in each case, with such terms as the Board deems appropriate, with respect to any Company Stock issued or transferred pursuant to this Plan.  If such stockholders agreement or voting agreement contains any lock-up or market standoff provisions that differ from the provisions of Section 14(c) of this

Plan, for as long as the provisions of such agreement are in effect, the provisions of Section 14(c) shall not apply to such Company Stock, unless the Board determines otherwise.

(b)          Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board.  The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c)          Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, and subject to Section 14(a) of this Plan, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  If so requested by the Company or the Managing Underwriter, the Grantee shall enter into a separate written agreement to such effect in form and substance requested by the Company or the Managing Underwriter.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

15.          Amendment and Termination.

(a)          Amendment of This Plan.  The Board may amend, suspend or terminate this Plan or any portion thereof at any time provided that (i) to the extent required by section 162(m) of the Code, no Grant that is intended to comply with section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Grant, unless and until the Company’s stockholders approve such amendment in the manner required by section 162(m); and (ii) if shares of the Company’s capital stock are listed on the Exchange, no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval.  Unless otherwise specified in the amendment, any amendment to this Plan adopted in accordance with this Section 15(a) shall apply to, and be binding on the holders of, all Grants outstanding under this Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Grantees under this Plan.  No Grant shall be made that is conditioned upon stockholder approval of any amendment to this Plan unless the Grant provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Company Stock) prior to such stockholder approval.

(b)          Termination of This Plan.  This Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c)          Termination and Amendment of Outstanding Grants.  The Board may amend, modify or terminate any outstanding Grant, including but not limited to substituting therefor another Grant of the same or a different type, changing the date of exercise or realization, and/or converting an Incentive Stock Option into a Nonqualified Stock Option.  A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 21(b).  The termination of this Plan shall not impair the power and authority of the Board with respect to an outstanding Grant.  The Board may at any time provide that any Grant shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

(d)          Governing Document.  This Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner.  This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

16.          Funding of This Plan.  This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.

17.          Rights of Participants.  Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

18.          No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant.  The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

19.          Headings.  Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

20.          Effective Date of This Plan.  This Plan shall be effective on the date on which this Plan is approved by the Company’s stockholders.

21.          Miscellaneous.

(a)          Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Board may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non-Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the Parent or any of their subsidiaries in substitution for a stock option or stock award grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives.  The Board shall prescribe the provisions of the substitute grants.

(b)          Compliance with Law.  This Plan, the exercise of Options and the obligations of the Company to issue shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act and section 162(m) of the Code.  It is the intent of the Company that this Plan and applicable Grants under this Plan comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants made under this Plan comply with the requirements of section 409A of the Code and the regulations thereunder.  To the extent that any legal requirement set forth in this Plan ceases to be required under applicable law, the Board may determine that such Plan provision shall cease to apply.  The Board may revoke any Grant if it is contrary to law or modify a Grant or this Plan to bring the Grant or this Plan into compliance with any applicable law or regulation.

(c)          Employees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d)          Governing Law.  The validity, construction, interpretation and effect of this Plan and Grant Instruments issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

ANNEX B

Certificate of Amendment
of
FOURTH Amended and Restated Certificate of Incorporation
of
marinus pharmAceuticals, Inc.

Marinus Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.The name of the Corporation is Marinus Pharmaceuticals, Inc.

2.Article 4, Section A of the Fourth Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby amended by replacing the first paragraph thereof with the following:

A.Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 325,000,000, of which 300,000,000 shares are Common Stock with a par value of $0.001 per share (the “Common Stock”), and 25,000,000 shares are Preferred Stock with a par value of $0.001 per share (the “Preferred Stock”).

3.This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.This Certificate of Amendment shall become effective as of             , Eastern Time on                   , 20      .

[Signature page follows]

B-1

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this                 day of                            , 20    .

MARINUS PHARMACEUTICALS, INC.

By:
Name:	Scott Braunstein
Title:	Chief Executive Officer

B-2

ANNEX C

Certificate of Amendment
of
FOURTH Amended and Restated Certificate of Incorporation
of
marinus pharmAceuticals, Inc.

Marinus Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.The name of the Corporation is Marinus Pharmaceuticals, Inc.

2.Article 4, Section A of the Fourth Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby amended by replacing the first paragraph thereof with the following:

A.Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 175,000,000, of which 150,000,000 shares are Common Stock with a par value of $0.001 per share (the “Common Stock”), and 25,000,000 shares are Preferred Stock with a par value of $0.001 per share (the “Preferred Stock”).

3.This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.This Certificate of Amendment shall become effective as of             , Eastern Time on                   , 20      .

[Signature page follows]

C-1

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this                 day of                            , 20    .

MARINUS PHARMACEUTICALS, INC.

By:
Name:	Scott Braunstein
Title:	Chief Executive Officer

C-2

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. MARINUS PHARMACEUTICALS, INC. 5 RADNOR CORPORATE CENTER, SUITE 500 100 MATSONFORD RD RADNOR, PA 19087 During The Meeting - Go to www.virtualshareholdermeeting.com/MRNS2020 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D10429-P37740 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. MARINUS PHARMACEUTICALS, INC. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL" THE FOLLOWING NOMINEES. ! ! ! 1. Election as Class III Directors: NOMINEES: 01) Enrique Carrazana 02) Timothy Mayleben 4. Approval of an amendment to the Certificate of Incorporation to decrease the number of authorized shares of the Company’s common stock from 300,000,000 shares to 150,000,000 shares, with such authorized share decrease to be effected if (a) the Company’s stockholders approve the authorized share increase set forth in Proposal 3 and such authorized share increase has previously been effected and (b) the previously approved reverse stock split of the Company’s common stock at a ratio of 1-for-4 has previously been effected. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement. For Against Abstain THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS: ! ! ! For Against Abstain 2. Approval of an amendment to the Marinus Pharmaceuticals, Inc. (the “Company”) 2014 Equity Incentive Plan, as amended (the “2014 Plan”), to (a) increase, on an annual basis on January 1 of each year, the maximum number of shares of the Company’s common stock available for issuance under the 2014 Plan and the number of shares of the Company's common stock that may be issued under the 2014 Plan as incentive stock options by a number equal to the least of (i) 10,000,000 shares of the Company’s common stock, (ii) an amount equal to 4% of the total number of shares of the Company’s capital stock outstanding on such date, calculated on a common-equivalent basis, and (iii) an amount determined by the Company’s Board of Directors, and (b) eliminate the provision setting a maximum aggregate number of shares of the Company’s common stock that may be subject to grants made under the 2014 Plan to any individual during a calendar year. Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares, with such authorized share increase to be effected at such time and date, if at all, as determined by the Company’s Board of Directors in its sole discretion. ! ! ! ! ! ! ! ! ! 5. 6. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “1 YEAR” FOR THE FOLLOWING PROPOSAL: 3. ! ! ! 1 Year 2 Years 3 Years Abstain 7. Recommendation, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. ! ! ! ! ! For address changes and/or comments, please check this box and write them on the back where indicated. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should Proposal 1, FOR Proposals 2, 3, 4, 5 and 6, and 1 YEAR for Proposal 7. sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D10430-P37740 MARINUS PHARMACEUTICALS, INC. Annual Meeting of Stockholders May 27, 2020 This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints Scott Braunstein and Edward F. Smith as proxies for the undersigned, each with full power to act alone and to appoint a substitute, to represent and vote as designated on the reverse side of this proxy, all the shares of Common Stock of Marinus Pharmaceuticals, Inc. held of record by the undersigned on March 31, 2020, at the Annual Meeting of Stockholders to be held via the Internet at www.virtualshareholdermeeting.com/MRNS2020, on May 27, 2020 at 10:30 a.m., Eastern Daylight Time, and any adjournment or postponement thereof. Please sign, date and return the proxy in the envelope enclosed. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2, 3, 4, 5 and 6, and 1 YEAR for Proposal 7. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on the reverse side Address Changes/Comments: